CONTENTS

FRANKLIN GROWTH FUND                            2
seeks capital appreciation by investing
primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation.

FRANKLIN DYNATECH FUND                          6
seeks capital appreciation from a portfolio of companies emphasizing technological development in fast-growing industries or in situations which management considers undervalued.

FRANKLIN UTILITIES FUND                        10
seeks both capital appreciation and current income from a portfolio of public utility securities.

FRANKLIN INCOME FUND                           14
seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

FRANKLIN U.S. GOVERNMENT
SECURITIES FUND                                18
seeks high current income from a
portfolio of U.S. government securities.

RESULTS OF
SHAREHOLDERS' MEETING                          22

STATEMENT OF INVESTMENTS                       23

FINANCIAL STATEMENTS                           40

REPORT OF
INDEPENDENT AUDITORS                           53

To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most fund reports, such as the fund's annual and semi-annual reports, may be mailed to a household. Additional copies may be obtained, without charge, by calling Fund Information at 1-800/DIAL BEN (1-800/342-5236).

                                                 November 15, 1995
Fellow Shareholder:

We are pleased to bring you the 47th Franklin Custodian Funds, Inc. annual report, which covers the fiscal year ended September 30, 1995.

During this period, U.S. economic growth slowed, inflation remained under control, and the Federal Reserve Board seemed to have been successful in achieving its much sought after "soft landing."

In November 1994, long-term bond rates started to fall, and in July 1995, the Fed lowered short-term interest rates for the first time in almost three years. Stock and bond markets responded positively to this news, and on September 30, 1995, the Dow Jones Industrial Average(R) stood at 4789.08, up 24.6% from its September 30, 1994 level. During the same period, the S&P 500(R) advanced 26.3%, and long-term bond prices, as measured by 30-year Treasuries, rose 14.38%.*

*Source: Dow Jones Industrial Average; Standard & Poor's 500 Stock Index(R); Merrill Lynch Long-Term Bond Index. Indices are unmanaged and do not include reinvested dividends.

While the above mentioned performance statistics have pleased most investors, experienced investors realize that investment results differ depending on one's investment objectives and time horizon. Most importantly, history has proven that over the long term, stocks and bonds have delivered impressive financial results.** That's why we encourage you to focus on your long-term investment goals. If you remain invested over the long term, you need not be unduly concerned with short-term market fluctuations. What's really important is time in the market -- not timing the market.

**Past performance cannot guarantee future results.

Although market volatility is inevitable, you can lessen its impact upon your investments by diversifying your portfolio. Since most mutual funds own more securities than you could invest in on your own, they are an excellent way to achieve this goal. You can maximize diversification by investing in different types of stock, bond, and money market funds. On the pages that follow, you'll find detailed discussions of the five funds included in this report. While each fund has a distinct investment objective, all of our managers are dedicated to providing shareholders with careful selection, broad diversification, and constant professional supervision.

We welcome your questions, thank you for your support, and look forward to serving you in the future.

Sincerely,
Charles B. Johnson
President

FRANKLIN GROWTH FUND

Equity markets in the U.S. showed surprising strength during the past fiscal year. Above-average corporate earnings gains and an increased flow of cash into common stocks were the most significant contributors to this robust performance, enabling the Dow Jones Industrial Average(R) to reach all-time high levels. In the industrial sector, earnings rose approximately 12% during the first half of 1995 as a result of falling interest rates, corporate restructuring, and increased productivity.

The Franklin Growth Fund thrived under these conditions. As you can see in the Performance Summary on page 4, your fund's Class I shares delivered an impressive total return of +31.11% for the one-year period ended September 30, 1995. This outpaced the performances of the Dow Jones Average and the Standard & Poor's 500 Stock Index(R), which posted returns of +27.93% and +29.65%, respectively, for the same period. The fund's holdings with the largest price gains during the fiscal year were Cisco Systems, Inc. (+152%), UAL Corp. (+97%), Wallace Computer Services, Inc. (+93%), and Hewlett-Packard Co. (+91%).

The portfolio's composition did not change dramatically over the course of the fiscal year, which is a reflection of our "buy and hold" investment strategy. This strategy provides for relatively low portfolio turnover, which helps lower the fund's expenses, reduces payouts of taxable capital gains and increases after-tax total return to shareholders. We typically seek securities of growth companies that are selling at undervalued prices and hold them for the long term. In doing so, we do not try to time the market; rather, we continually look for stocks selling at attractive prices in industries that we believe should perform well in the future.

On September 30, 1995, the fund held stocks of 87 companies within a diverse group of industries, including transportation, health care, energy and energy services, aerospace, and communications and entertainment. Computer Sciences Corp., a large data processing services company, remained our largest holding at 4.04% of total net assets on September 30, 1995, up from 3.79% on September 30, 1994. During the fiscal year, we purchased additional shares of Minnesota Mining & Manufacturing Co. (3M Co.). 3M Co. is a diversified manufacturer of industrial, commercial, health care, and consumer products, whose product line includes the familiar "Scotch Brand" name that is marketed worldwide. We are pleased that the value of our pharmaceutical holdings (the fund's largest sector) appreciated considerably during the fiscal year, which was due in part to lower interest rates and signs of slower economic growth. In our opinion, the long-term growth opportunities for pharmaceutical companies appear attractive because of growing worldwide consumption, advancing technology, exciting new product developments, and a much clearer direction for the health care industry.

Looking forward, we are optimistic about prospects for the stock market and for the Franklin Growth Fund. By the end of the reporting period, inflation was running at a rate of just under 3%, and longer-term interest rates appeared to be declining, which causes investors to focus on possible positive rates of return from common stocks. We anticipate continued strong corporate earnings, which should be reflected in higher stock prices in 1996.

We welcome your comments and suggestions and look forward to serving your investment needs in the years to come.




GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Growth Fund

Top 10 Holdings on September 30, 1995
Based on Total Net Assets

                                          % of Total
Company                  Industry         Net Assets

Computer Sciences      Data Processing      4.04%
Corp.

Schering-Plough        Pharmaceuticals      3.23%
Corp.

AMR Corp.              Transportation       3.12%

Raytheon Co.           Aerospace            2.62%

Delta Air Lines, Inc.  Transportation       2.41%

Pfizer, Inc.           Pharmaceuticals      2.38%

Minnesota Mining &     Diversified          2.36%
Manufacturing Co.      Manufacturer

AMP, Inc.              Electronics &        2.15%
                       Electrical Equipment

Hewlett-Packard  Co.   Electronics &        2.09%
                       Electrical Equipment

Millipore Corp.        Environmental        2.09%
                       Protection &
                       Purification


For a complete list of portfolio holdings, please see page 23 of this report.

Performance Summary


The Franklin Growth Fund's Class I shares provided a total return of +31.11% for the one-year period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the fund's maximum initial sales charge.

We encourage shareholders to view their investments with a long-term perspective. As you can see from the table on the following page, the fund's Class I shares delivered a cumulative total return of +309.34% for the 10-year period ended September 30, 1995.

As measured by net asset value, the price of the fund's Class I shares increased from $14.96 on September 30, 1994 to $19.38 on September 30, 1995, while the price of the fund's Class II shares increased from $16.85 on May 1, 1995 (the inception date for these shares), to $19.33 on September 30, 1995.

During the reporting period, Class I shareholders received distributions totaling 13.5 cents ($0.135) per share in dividend income and 4.2 cents ($0.042) per share in capital gains, of which 3.76 cents ($0.0376) represented long-term gains and 0.44 cents ($0.0044) represented short-term gains. Class II shareholders did not receive distributions because Class II shares were not in existence when distributions were paid.

Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph to the right compares the performance of the Franklin Growth Fund Class I shares with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500)(R) over the last 10 years.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Growth Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.



GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Growth Fund
Periods ended September 30, 1995


                                                       Since          Since
                                                       Inception    Inception
                    1-Year     5-Year       10-Year    (3/31/48)     (5/1/95)
--------------------------------------------------------------------------------

Cumulative
Total Return1
Class I Shares      31.11%     103.85%       309.34%     13,723.45%    ---
Class II Shares       ---        ---            ---           ---     14.72%

Average Annual
Total Return2
Class I Shares2      5.24%      14.26%        14.60%         10.82%    ---

Aggregate
Total Return3
Class II Shares       ---        ---            ---            ---     12.58%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the current maximum 4.5% initial sales charge for Class I shares, or the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current maximum 4.5% initial sales charge for Class I shares. See note below.

3. Aggregate total return includes the 1.0% initial sales charge and represents the change in value of an investment since the inception date of the fund's Class II shares. It also includes the 1.0% CDSC applicable to shares redeemed within the first 18 months of purchase. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total return for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN DYNATECH FUND

The past fiscal year presented a very favorable environment for equity securities. Domestic economic growth was solid, while inflation and interest rates remained at moderate levels. Growth stocks, particularly those in the technology sector, benefited from this trend, which bolstered the fund's performance during the period. As you can see from the Performance Summary on page 8, your fund delivered an impressive total return of +32.10% for the one-year period ended September 30, 1995.

On September 30, 1995, the fund held stocks of 50 companies, 44% of which were listed on the New York Stock Exchange and 31% were traded on the Over-the-Counter market. We maintained our long-standing strategy of seeking companies that are, or someday may be, leaders within industries such as semiconductors, electronic equipment, computer software and hardware, health care and medicine, and environmental services.

Our primary focus continued to be the semiconductor industry, which represented one of the best market performers during the year. Intel Corp., the fund's largest holding, has established itself as the world's leading semiconductor supplier by providing products with increased power and microprocessing speed. The fund's second-largest position, Motorola, Inc., is also a prominent semiconductor manufacturer, as well as one of the world's premier providers of wireless communications equipment. We believe the long-term fundamentals for this industry remain solid since more powerful microprocessor technology, coupled with increasingly sophisticated and productive software, is proving to be a driving force behind its market growth.




GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



During the period, we reduced our cash position and increased the fund's exposure to the software industry, from 6.2% to 9.4% of total net assets, by purchasing shares of Adobe Systems, Inc., Computer Sciences Corp., Intuit, Inc., and Novell, Inc. Each company is a leader in its product niche, which includes publishing software, computer services, personal finance software and networking software, respectively.

We also increased the fund's computer networking exposure with the addition of Bay Networks, a leading supplier of wide- and local-area networking products. We also focused on the wireless communication industry, which we believe is still in its infancy stage, by initiating a position in Airtouch Communications, Inc., a leading supplier of wireless communication services. In the computer hardware sector, we purchased shares of Silicon Graphics, Inc., a computer workstation supplier specializing in 3-D graphics and multi-media systems.

Health care-related stocks were another area of emphasis during the fiscal year, representing 8.9% of total net assets by the end of the reporting period. Within this sector, we established a position in Medtronic, Inc., the world's leading supplier of implantable cardiac pacemakers. We also purchased shares of PacifiCare Health Systems, Inc., a provider of managed care services in California, Oregon, Florida, and Washington.

We believe the fund's prospects remain attractive as we look to 1996. Growth and technology stocks should benefit from a relatively strong economy, which is currently showing few signs of inflationary pressures. Many companies in the fund's portfolio are benefiting from the increased global presence of computing, telecommunications, and health care services. In our opinion, these trends should continue over the long term. We remain committed to our strategy of focusing on companies with superior management teams that can lead their respective fields in technological development and productivity enhancements, and we expect to continue investing our cash position as valuations of selected companies appear attractive. There are, of course, special risks involved in aggressively seeking capital appreciation, including investment in securities of a more speculative nature, with a greater emphasis on short-term trading profits. These risks are further discussed in the fund's prospectus.

We appreciate your participation in the Franklin DynaTech Fund and look forward to serving your investment needs in the years to come.

Franklin DynaTech Fund
Top 10 Holdings on September 30, 1995
Based on Total Net Assets

                                           % of Total
Company                Industry            Net Assets
------------------------------------------------------

Intel Corp.            Semiconductor          13.56%
                       Manufacturers

Motorola, Inc.         Telecommunications     11.50%

Hewlett-Packard        Computer Hardware       4.48%
Co.

Microsoft Corp.        Computer Software       4.38%

Toys R Us, Inc.        Specialty Retailers     3.14%

Thermo Electron        Precision Instruments   2.81%
Corp.

Broderbund             Computer Software       2.46%
Software, Inc.

WMX                    Environmental Services  2.45%
Technologies, Inc.

Compaq                 Computer Hardware       2.34%
Computer Corp.

Cisco Systems, Inc.     Networking             2.23%



For a complete list of portfolio holdings, please see page 26 of this report.

Performance Summary

The Franklin DynaTech Fund provided a total return of +32.10% for the one-year period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the fund's maximum initial sales charge.

We encourage shareholders to view their investments with a long-term perspective. As you can see from the table on the following page, the fund delivered a cumulative total return of more than 257% for the 10-year period ended September 30, 1995.

The fund's share price, as measured by net asset value, increased from $9.85 on September 30, 1994 to $12.78 on September 30, 1995. During the reporting period, shareholders received distributions totaling 4.9 cents ($0.049) per share in dividend income and 13 cents ($0.13) per share in capital gains, of which 11.66 cents ($0.1166) represented long-term gains and 1.34 cents ($0.0134) represented short-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph on page 9 compares the performance of the Franklin DynaTech Fund over the last 10 years with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500)(R) and the unmanaged Hambrecht & Quist Technology Index. Please note that the S&P 500(R) is a broad market index that represents stocks from a variety of industries, not just the technology sector. The Hambrecht & Quist Technology Index is composed of approximately 200 communications, health care, and computer hardware and software stocks, and represents a closer comparison of the securities held by the fund. As you can see, the fund's performance has lagged that of the Hambrecht & Quist over the past year. This was due primarily to the fund's lower concentration of smaller capitalization issues and its relatively large cash position.

It should be remembered that unmanaged market indices have inherent performance differentials in comparison with any fund. For example, indices don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin DynaTech Fund's had been applied to these indices, their performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in an index directly. Past performance is not predictive of future results.



GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin DynaTech Fund
Periods ended September 30, 1995


                                                               Since
                                                              Inception
                      1-Year       5-Year     10-Year         (1/1/68)
-------------------------------------------------------------------------------

Cumulative
Total Return1         32.10%      119.47%      257.70%        948.59%

Average Annual
Total Return2         26.21%       15.95%       13.08%          8.65%



1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the current maximum 4.5% initial sales charge. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current maximum 4.5% initial sales charge. See note below.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN UTILITIES FUND

During the fiscal year ended September 30, 1995, interest rates eased substantially. The yield on the 30-year U.S. Treasury bond fell from 7.82% on September 30, 1994, to 6.49% on September 30, 1995. Falling interest rates tend to boost prices of the utility stocks in which the fund invests, and this drop in rates had a very favorable effect on the Fund's holdings. As shown in the Performance Summary on page 12, the Franklin Utilities Fund's Class I shares produced a total return of +24.19% for the period under review.

As you know, your fund maintains a majority of its assets in domestic electric utility stocks (approximately 91% of total net assets). Utility stocks continued the rebound that began in November 1994. The move toward greater competition has made companies focus more heavily on becoming the low cost providers of power. This has had the benefit of increasing earnings more rapidly than expected. For example, in the third quarter ending June 30, 1995, earnings per share rose by 8.5% compared to earnings one year earlier. This gain in earnings came primarily from cutting operating and maintenance expenses and curtailing capital expenditures. This experience made it evident that the reservoir for potential cost reduction is larger than generally believed, and should continue to benefit electric utility companies in the future. Competitive pressures also led to consolidation within the industry in an effort to take advantage of the synergies between companies in order to further lower costs. Over the year, a number of mergers were announced or completed that involved several of our holdings, including CIPSCO, Wisconsin Energy, Pennsylvania Power & Light, Sierra Pacific Resources, and Southwestern Public Service.

In addition to our focus on electric utility companies, we seek investment opportunities in other areas of the utility industry. Over the reporting period, we added to our holdings in domestic telephone and natural gas utility companies, which represented approximately 7% of the fund's total net assets on September 30, 1995. These investments offer many of the same characteristics that we look for in our electric utility stock holdings: consistent predictable earnings growth and steady demand fundamentals.

One principle concern is the changing regulatory environment of the utility industry. For this reason, we have focused specifically on those utilities that we believe are best positioned to handle increasing competition. Such utilities have low production costs, strong entrepreneurial management teams, and service territories located in regions with positive demographic trends. We believe that these utilities will produce higher total returns than their peers as they capture a larger part of a more competitive marketplace.

Even after the impressive gains of utility stocks over the past 12 months, their relative valuations still appear attractive. For example, the average yield of electric utility stocks is currently about 6.5%, almost at parity with the yield of the 30-year U.S. Treasury bond (6.65%). Analysis based on this type of comparison indicates that electric utility stocks remain good investments. We believe that utilities provide services that are an essential part of everyday life and that, in spite of the potential for regulatory change in the industry, utility stocks will continue to play an important role in a well-diversified investment portfolio.



GRAPHIC MATERIAL 5 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Utilities Fund
Top 10 Holdings on September 30, 1995
Based on Total Net Assets

                                        % of Total
Company                                 Net Assets
-------------------------------------------------------------------------------

Southern Company                          4.99%

General Public Utilities Corp.            4.00%

Duke Power Co.                            3.87%

American Electric Power Co., Inc.         3.78%

Pacific Gas & Electric                    3.69%

Central &Southwest Corp.                  3.56%

Allegheny Power System, Inc.              3.41%

TECO Energy, Inc.                         3.30%

Scana Corp.                               3.17%

Texas Utilities Co.                       3.02%


For a complete listing of portfolio holdings, please see page 29 of this report.

Performance Summary

The Franklin Utilities Fund's Class I shares provided a total return of +24.19% for the one-year period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

We encourage shareholders to view their investment with a long-term perspective. As you can see from the table to the right, the fund delivered a cumulative total return of +195.58% for the 10-year period ended September 30, 1995.

The price of the fund's Class I shares, as measured by net asset value, increased from $8.33 on September 30, 1994, to $9.75 on September 30, 1995, while the price of its Class II shares increased from $8.86 on May 1, 1995, to $9.75 on September 30, 1995.

During the reporting period, Class I shareholders received distributions totaling 52.4 cents ($0.524) per share in dividend income and 0.7 cents ($0.007) per share in long-term capital gains. Class II shareholders received distributions totaling 24.8 cents ($0.248) per share in dividend income over the abbreviated five-month reporting period ended September 30, 1995.

Of course, past performance is not predictive of future results, and distributions will vary, depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

Based on the maximum offering price of $10.18 on September 30, 1995, and an annualization of the most recent quarterly dividend of 13.1 cents ($0.131) per share, the distribution rate of the fund's Class I shares was 5.15%. For Class II shares, the distribution rate was 4.91%, based on an annualization of the most recent quarterly dividend of 12.1 cents ($0.121) per share and the maximum offering price of $9.85 on September 30, 1995.

The graph to the right compares the performance of the Franklin Utilities Fund Class I shares over the last 10 years with the performance of the unmanaged Standard & Poor's 500 Stock Index (S&P 500)(R).

Please note that the S&P 500(R) is a broad market index that represents stocks from a variety of industries, not just the utility sector. Of course, an unmanaged index has inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike the unmanaged market indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Utilities Fund's had been applied to these indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.



GRAPHIC MATERIAL 6 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Utilities Fund
Periods ended September 30, 1995


                                                           Since       Since
                                                         Inception   Inception
                      1-Year      5-Year      10-Year    (9/30/48)    (5/1/95)
--------------------------------------------------------------------------------

Cumulative
Total Return1
Class I Shares        24.19%      77.06%      195.58%     9,674.74%     ---
Class II Shares        ---         ----         ---          ----      13.01%

Average Annual
Total Return2
Class I Shares        18.91%      11.14%       10.96%        10.13%     ---

Aggregate
Total Return3
Class II Shares        ---         ---           ---          ---      10.89%

Distribution Rate4
Class I Shares        5.15%
Class II Shares       4.91%

30-Day Standardized Yield5
Class I Shares        5.29%
Class II Shares       4.97%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the current maximum 4.25% initial sales charge for Class I shares, or the 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current maximum 4.25% initial sales charge for Class I shares. See note below.

3. Figures represent aggregate total returns, which include the 1.00% initial sales charge and represent the change in value of an investment since the inception date of the fund's Class II shares. It also includes the 1.00% CDSC applicable to shares redeemed within 18 months of purchase. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

4. Class I shares distribution rate is based on an annualization of the fund's current 13.1 cents per share quarterly dividend and the maximum offering price of $10.18 on September 30, 1995. Class II shares distribution rate is based on an annualization of the fund's current 12.1 cents per share quarterly dividend and the maximum offering price of $9.85 on September 30, 1995.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended September 30, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.



FRANKLIN INCOME FUND

During the course of the past fiscal year, many stock and bond markets benefited from relatively low inflation and falling interest rates caused by a slowdown in the U.S. economy. As a result, many of the Franklin Income Fund's holdings appreciated, which enabled the fund to deliver a one-year total return of +14.00%, as shown in the Performance Summary on page 16.

As you know, the fund has the flexibility to invest in any combination of stocks, bonds and cash as market opportunities warrant. At the end of the fiscal year, 46% of the fund's total net assets were invested in bonds, 32% in stocks, and the remaining 22% in cash. This relatively large cash position reflected the fund's defensive posture following this year's robust performance of stock and bond markets. The fund's bond holdings are composed of corporate, foreign and U.S. Treasury bonds. Corporate bonds, which represented our largest fixed-income weighting, increased from 24% of total net assets on September 30, 1994 to 31% on September 30, 1995.

When investing in corporate bonds, we seek issues that offer attractive yields and capital appreciation potential. At the same time, we look for companies with significant underlying assets and ample cash flow to service debt. Many of the fund's approximately 100 corporate bond positions performed well due to lower interest rates and improved company operations. Companies such as Revlon Consumer Products Corp., IMC Fertilizer Group, Inc., and Midland CoGeneration Venture experienced significant increases in revenue and cash flow during the fiscal year. Improved operating results enabled Bell & Howell Co., Falcon Drilling, and Sola Group, Ltd. to complete initial public stock offerings, which enhanced their credit ratings. The announced acquisitions of Cablevision Industries, Dr. Pepper/Seven-Up Cos. and Southern Pacific Rail Corp. by larger companies led to appreciation in the value of our bond holdings of these companies. New corporate bond issues purchased during the fiscal year include Boardwalk Casino, Inc., CommNet Cellular, Inc., and Marcus Cable Co. Investors should be aware that the fund may invest a substantial amount of its assets in any investment sector, including lower-rated bonds, which en-tail a greater degree of risk than investment-grade bonds.*

*These and other risks are discussed in the fund's prospectus.

On September 30, 1994, our U.S. Treasury bond exposure stood at 10.4% of total net assets. Anticipating lower interest rates, we added to these holdings at the beginning of 1995. Subsequently, interest rates declined to a level that prompted us to recognize gains on the majority of our Treasury bonds, which decreased the overall weighting to 3.1% by the end of the reporting period.

With regard to foreign bonds, we added to our South African and dollar-denominated Argentina Brady bonds, while reducing the fund's holdings of Mexican CETES and Canadian bonds. Strong performances by the South African and Canadian bond markets offset the weakness suffered by our Latin American bonds as a result of Mexico's currency devaluation in December. Our net foreign bond exposure was relatively unchanged at 12.3% of total net assets.



GRAPHIC MATERIAL 7 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


With the exception of gold stocks, all of the fund's equity sectors performed well during the fiscal year, with pharmaceutical stocks appreciating the most. In 1993, we took a contrarian approach and purchased shares of American Home Products Corp., Bristol-Myers Squibb Co., Merck & Co., Inc., and Upjohn Co. when the threat of health care reform depressed many drug stocks. This year, the improved outlook for company earnings, as well as the pharmaceutical industry in general, led to significant price gains for these holdings.

We increased our exposure to the utilities sector, from 13.5% to 16.3% of total net assets, because we believe that electric utility companies are adapting to their increasingly competitive environment. Utilizing fundamental research and a value-oriented approach, we initiated positions in Entergy Corp., Potomac Electric Power Co., New England Electric Systems, and Scana Corp.

Due to strength in the financial services sector, we recognized significant gains on several bank stocks, including convertible preferred issues of Citicorp and Chemical Banking Corp. Both offered limited call protection and low, current dividend income. Similarly, we recognized gains on several energy, gold, technology and cyclical convertible securities, such as convertible preferred stocks of Canadian Occidental, Transco Energy Co., and Echo Bay Finance Corp., and convertible bonds of Genzyme Corp., VLSI Technology, Inc., and Sanifill, Inc.

With stock and bond markets at near-record levels by the end of the reporting period, we remain cautious, holding approximately 22% of the fund's assets in cash. This should enable us to take advantage of future investment opportunities as we utilize our research and experience in seeking income and growth from a diversified mix of stocks, bonds, and cash.

We appreciate your participation in the Franklin Income Fund and welcome your comments or suggestions.

Performance Summary

The Franklin Income Fund's Class I shares provided a total return of +14.00% for the one-year period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the fund's maximum initial sales charge.

We encourage shareholders to view their investments with a long-term perspective. As you can see from the table on the following page, the fund's Class I shares delivered a cumulative total return of +224.69% for the 10-year period ended September 30, 1995.

The price of the fund's Class I shares, as measured by net asset value, increased from $2.22 on September 30, 1994 to $2.30 on September 30, 1995, while the price of the fund's Class II shares increased from $2.17 on May 1, 1995 (the inception date for these shares), to $2.30 on September 30, 1995.

During the reporting period, Class I shareholders received distributions totaling 18 cents ($0.18) per share in dividend income and 2.8 cents ($0.028) per share in long-term capital gains. Class II shareholders received distributions totaling 7.2 cents ($0.072) per share in dividend income over the abbreviated five-month reporting period ended September 30, 1995. Based on the maximum offering price of $2.40 on September 30, 1995 and an annualization of the September 1995 dividend of 1.5 cents ($0.015) per share, the distribution rate for the fund's Class I shares was 7.50%. For Class II shares, the distribution rate was 7.76%, based on an annualization of the September 1995 dividend of 1.5 cents ($0.015) per share and the maximum offering price of $2.32 on September 30, 1995. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph to the right compares the performance of the Franklin Income Fund Class I shares over the last 10 years with the performance of two unmanaged indices, the Standard & Poor's 500 Stock Index (S&P 500)(R) and the Lehman Brothers Government/Corporate Bond Index. It also compares the fund's performance with the average performance of 22 other income funds, as measured by Lipper Analytical Services, Inc. As you can see, the fund outperformed the Lehman Brothers index and the Lipper Income Funds average.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Income Fund's had been applied to these indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.



GRAPHIC MATERIAL 8 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Income Fund
Periods ended September 30, 1995


                                                           Since       Since
                                                          Inception  Inception
                    1-Year      5-Year      10-Year       (8/31/48)   (5/1/95)
--------------------------------------------------------------------------------

Cumulative
Total Return1
Class I Shares      14.00%     112.83%      224.69%       16,150.12%     ---
Class II Shares       ---         ---          ---              ---     8.96%

Average Annual
Total Return2
Class I Shares       9.09%      15.28%       12.02%           11.31%     ---

Aggregate
Total Return3
Class II Shares       ---         ---          ---              ---     6.98%

30-Day Standardized Yield4
Class I Shares       7.90%
Class II Shares      7.66%

Distribution Rate5
Class I Shares       7.50%
Class II Shares      7.76%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the current maximum 4.25% initial sales charge for Class I shares, or the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current maximum 4.25% initial sales charge for Class I shares. See note below.

3. Aggregate total return includes the 1.0% initial sales charge and represents the change in value of an investment since the inception date of the fund's Class II shares. It also includes the 1.0% CDSC applicable to shares redeemed within the first 18 months of purchase. Since Class II shares have existed for less than one year, average annual total returns are not provided.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended September 30, 1995. 5. The distribution rate for Class I shares is based on an annualization of the fund's September 1995 dividend of 1.5 cents per share and the maximum offering price of $2.40 on September 30, 1995. For Class II shares, distribution rate is based on an annualization of the fund's September 1995 dividend of 1.5 cents per share and the maximum offering price of $2.32 on September 30, 1995. This rate reflects an adjustment to the Class II dividend which reconciles the 12b-1 differential between Class I and Class II shares. Subsequent dividend distributions may revert to the dividend amount prior to the adjustment.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total return for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses that will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.




FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Over the past 12 months, the U.S. Treasury market rallied in response to market expectations of a slower economic growth rate with sustained low inflation. After the Fed-eral Reserve Board's two initial increases in short-term interest rates, it finally lowered rates on July 6, 1995, to 5.75% from 6.00%, suggesting that the Fed may have successfully engineered its much sought after "soft landing," while long-term rates also fell during the fiscal year. For example, the 30-year Treasury bond yield fell to 6.49% as of September 30, 1995, from 7.82% the previous year.

Amid market fluctuations, the Franklin U.S. Government Securities Fund remains invested in Government National Mortgage Association (GNMA) securities, common known as Ginnie Maes. These securities have appreciated in value over the past year, allowing the fund to record a cumulative total return of +13.56%. Total return measures the change in value of an investment over the period indicated, and assumes reinvestment of dividends and capital gains.

Investors may be concerned with the increased use of exotic derivative securities by some GNMA mutual funds. These securities gained popularity when interest rates declined; however, being relatively new to the market, they quickly decreased in value as short-term interest rates increased during 1994.

The Franklin U.S. Government Securities Fund does not invest, nor has it ever invested in derivative securities, and management continues to employ its conservative, "plain vanilla" investment strategy. The chart on the following page illustrates the fund's risk/return profile, relative to 10- and 30-year Treasuries and one-year Certificates of Deposit.+ The average annual total return of 10-year Treasuries over the five years ended September 30, 1995, was only slightly higher than the average annual total return of the Franklin U.S. Government Securities Fund for the same period. However, their volatility was significantly higher than the fund's.

+ The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. CDs are insured by the FDIC for up to $100,000 and offer a fixed rate of return. Investment return and share price of the Franklin U.S. Government Securities Fund will fluctuate with market conditions.

On September 31, 1995, 97.16% of the fund's total net assets were invested in GNMA securities, with the remaining 2.84% invested in U.S. Treasuries. The fund's average maturity remained stable at 25 years, with an average life of
6.94 years. The fund's average coupon fell slightly to 7.97% from 8.00% at the start of the reporting period.

The fund's 30-day yield rose, however, to 7.06% on September 30, 1995, from 6.99% a year earlier. The fund's 30-day yield compared favorably with other types of investments, as the chart on the following page illustrates.

Looking forward, we believe the recent decline in mortgage rates should stimulate the housing sector of the economy and lead to increased economic activity in the near future. Provided inflationary pressures remain constrained, we expect the Fed to take a neutral, to more relaxed stance, regarding monetary policy in the near term.

With a moderate growth rate and inflation under control, we believe the outlook for government and agency securities is positive, since the cost of borrowing should remain low. In addition, bond prices tend to rise when long-term interest rates fall, making the older, higher-yielding securities in which the fund invests more desirable, compared to newer bonds yielding less.

Political environments also tend to influence financial markets, and as we approach the 1996 presidential elections, we believe conservative efforts to balance the budget may prevail. This contributes to a continued positive outlook for the economy.

Over the long term, reducing the Federal Housing Authority's role could potentially decrease the future supply of Ginnie Maes. This modification could subsequently add scarcity value and enhance the value of Ginnie Maes in comparison to other securities. Given these conditions, we believe the Franklin U.S. Government Securities Fund is poised to perform well in the upcoming year.



GRAPHIC MATERIAL 9 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



GRAPHIC MATERIAL 10 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance Summary

Franklin U.S. Government Securities Fund Class I shares provided a cumulative total return of +13.56% for the one-year period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains at net asset value, and excludes the maximum initial sales charge. Past performance is not predictive of future results.

The price of the fund's Class I shares, as measured by net asset value, increased to $6.87 on September 30, 1995, from $6.51 on September 30, 1994. On September 30,1995 the price of your fund's Class II shares, as measured by net asset value, increased to $6.85 from $6.63 on May 1, 1995, the fund's Class II inception date.*


* The fund paid a dividend to shareholders of record at the beginning of business on May 1, 1995, in the amount of 4.1 cents per share. The $6.63 net asset value price includes this dividend.

The fund continued to meet its investment objective of providing a high level of current income to its shareholders, and Class I shares paid monthly income distributions totaling 48.5 cents ($0.485) per share during the one-year period ended September 30, 1995. Due to the fund's increased income, we were able to raise the monthly dividend to 4.1 cents ($0.041) per share from 4.0 cents ($0.040) per share, effective with the May 1995 distribution. Based on an annualization of the September dividend of 4.1 cents ($0.041) per share and the maximum offering price of $7.17, your fund's Class I share distribution rate was 6.86% on September 30, 1995.

During the reporting period, the fund's Class II shares paid income totaling
19.3 cents ($0.193) per share for the abbreviated five-month reporting period ended

September 30, 1995. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results. Based on annualization of the current monthly dividend of 4.1 cents ($0.041) per share and the maximum offering price of $6.92 on September 30, 1995, your fund's Class II share distribution rate was 7.11%.

The graph to the right compares the performance of the Franklin U.S. Government Securities Fund's Class I shares with the Consumer Price Index (CPI) and the Lehman Brothers Intermediate U.S. Government Bond Index over the past 10 years. As the graph illustrates, the total return of the Franklin U.S. Government Securities Fund has far outperformed the CPI, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. Your fund's performance has closely followed the performance of the unmanaged Lehman Brothers Intermediate U.S. Government Bond Index. Of course, unmanaged market indices have inherent performance differentials in comparison to any fund. The unmanaged market indices, such as the Lehman Brothers Index, do not pay market spreads to buy and sell bonds. Further, they do not pay expenses for fund costs. And, unlike the unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.



GRAPHIC MATERIAL 11 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin U.S. Government Securities Fund
Periods ended September 30, 1995


                                                        Since        Since
                                                      Inception    Inception
                       1-Year   5-Year   10-Year       (2/1/77)     (5/1/95)
--------------------------------------------------------------------------------

Cumulative
Total Return1
Class I Shares         13.56%  49.93%    136.19%        539.30%        --
Class II Shares         ---     ---        ---            ---         5.66%

Average Annual
Total Return2
Class I Shares          8.72%   7.51%      8.50%          7.41%        ---

Aggregate
Total Return3
Class II Shares          ---    ---        ---            ---         3.58%


Distribution Rate4
Class I Shares          6.86%
Class II Shares         7.11%

30-Day Standardized Yield5
Class I Shares          6.55%
Class II Shares         6.21%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the current maximum 4.25% initial sales charge for Class I shares, or the maximum 1.0% initial sales charge and 1.0% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares.

3. Aggregate total return includes the 1.0% initial sales charge and represents the change in value of an investment since the inception date of the fund's Class II shares. It also includes the 1.0% CDSC applicable to shares redeemed within 18 months of purchase. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

4. Class I shares distribution rate is based on an annualization of the fund's current 4.1 cents per share monthly dividend and the maximum offering price of $7.17 on September 30, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.1 cents per share monthly dividend and the maximum offering price of $6.92 on September 30, 1995. This rate reflects an adjustment to the Class II dividend, which reconciles the 12b-1 differential between Class I and Class II shares. Subsequent dividend distributions may revert to the dividend amount prior to adjustment.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Historical performance data shown above pertain only to Class I shares of the fund. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.


FRANKLIN CUSTODIAN FUNDS, INC.
SPECIAL MEETING OF SHAREHOLDERS

At a special meeting of shareholders of the Franklin Custodian Funds, Inc. held on March 20, 1995, shareholders of the Funds voted on an amendment to the Funds' Articles of Incorporation to permit the issuance of additional classes of shares and to make other conforming changes. The proposal was approved by shareholders and the vote was as follows:

Fund                            For            Against         Abstain


Franklin Growth Fund         18,014,768       1,052,764       1,584,756


Franklin Utilities Fund     150,816,331       9,878,977      10,976,520


Franklin DynaTech Fund        3,551,271         292,008         195,175


Franklin Income Fund      1,136,813,541      68,673,898      80,214,077


Franklin U.S. Government
Securities Series           893,338,983      53,759,182      59,281,814


At the same meeting the shareholders also voted on the approval of an amendment to the Income Series' investment policies which would permit the Income Series to invest in trade claims. The proposal was approved by shareholders and the vote was as follows:


For                               Against                     Abstain
1,079,089,102                  121,405,677                  85,206,438




STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1995

                                                                                                                VALUE
  SHARES        Growth Fund                                                                                    (NOTE1)
---------------------------------------------------------------------------------------------------------------------------
                Common Stocks 94.6%
                Aerospace 8.2%
  200,000       Boeing Co. ...............................................................................$ 13,650,000
  162,600       Lockheed Corp. ...........................................................................  10,914,525
  221,000       Raytheon Co. .............................................................................  18,785,000
   50,000       Rockwell International Corp. .............................................................   2,362,500
  120,000       Thiokol Corp. ............................................................................   4,290,000
  100,000       United Technologies Corp. ................................................................   8,837,500
                                                                                                          -----------------
                                                                                                            58,839,525
                                                                                                          -----------------
                Auto Parts  .5%
   90,000       Genuine Parts Co. ........................................................................   3,611,250
                                                                                                          -----------------
               aBiotechnology 2.2%
  200,000       Amgen, Inc. ..............................................................................   9,975,000
  120,000       Genentech, Inc. ..........................................................................   5,835,000
   20,000       Immunex Corp. ............................................................................     285,000
    8,000       Therapeutic Discovery Corp. ..............................................................      58,000
                                                                                                          -----------------
                                                                                                            16,153,000
                                                                                                          -----------------
                Business Services 4.7%
  110,000       Avery Dennison Corp. .....................................................................   4,620,000
  244,000       Dun & Bradstreet Corp. ...................................................................  14,121,500
  200,000       Equifax, Inc. ............................................................................   8,375,000
  250,000       Kelly Services, Inc., Class A ............................................................   6,687,500
  345,300a,e,f,gProgramming & Systems, Inc................................................................       6,906
                                                                                                          -----------------
                                                                                                            33,810,906
                                                                                                          -----------------
                Chemicals 4.3%
  200,000       Air Products & Chemicals, Inc. ...........................................................  10,425,000
   25,000       Eastman Chemical Co. .....................................................................   1,600,000
   20,000       Loctite Corp. ............................................................................     967,500
  116,000       Mallinckrodt Group, Inc. .................................................................   4,596,500
  145,000       NCH Corp. ................................................................................   8,301,250
  100,000       Sigma-Aldrich Corp. ......................................................................   4,850,000
                                                                                                          -----------------
                                                                                                            30,740,250
                                                                                                          -----------------
                Communications & Entertainment 7.0%
  300,000       American Greetings Corp., Class A ........................................................   9,150,000
  100,000       Capital Cities/ABC, Inc. .................................................................  11,762,500
  200,000       Disney (Walt) Co. ........................................................................  11,475,000
  100,000    a  Intervisual Books, Inc. ..................................................................     243,750
   10,000    a  King World Productions, Inc. .............................................................     366,250
  300,000       Time Warner, Inc. ........................................................................  11,925,000
  200,000       Turner Broadcasting Systems, Class A......................................................   5,525,000
                                                                                                          -----------------
                                                                                                            50,447,500
                                                                                                          -----------------
                Cosmetics .2%
   12,700       International Flavors and Fragrances, Inc. ...............................................     612,775
   50,000    a  Perrigo Co. ..............................................................................     612,500
                                                                                                          -----------------
                                                                                                             1,225,275
                                                                                                          -----------------
                Data Processing  9.5%
  200,000       Automatic Data Processing, Inc. ..........................................................  13,625,000
  450,000    a  Computer Sciences Corp. ..................................................................  28,968,750
  140,000       International Business Machines Corp. ....................................................  13,212,500
  210,000       Wallace Computer Services, Inc. ..........................................................  11,970,000
                                                                                                          -----------------
                                                                                                            67,776,250
                                                                                                          -----------------
                Diversified Manufacturers  3.1%
  300,000       Minnesota Mining & Manufacturing Co. .....................................................  16,950,000
  100,000       National Service Industries, Inc. ........................................................   2,925,000
   66,600       Teleflex, Inc. ...........................................................................   2,697,300
                                                                                                          -----------------
                                                                                                            22,572,300
                                                                                                          -----------------
                Electronics & Electrical Equipment  6.7%
   30,000    a  American Power Conversion Corp. ..........................................................   $ 367,500
  400,000       AMP, Inc. ................................................................................  15,400,000
   40,000       Emerson Electric Co. .....................................................................   2,860,000
  180,000       Hewlett-Packard Co. ......................................................................  15,007,500
   75,000       Molex, Inc. ..............................................................................   2,718,750
   75,000       Molex, Inc., Class A .....................................................................   2,512,500
  200,000       Raychem Corp. ............................................................................   9,000,000
                                                                                                          -----------------
                                                                                                            47,866,250
                                                                                                          -----------------
                Energy/Energy Services  4.4%
   90,000       Atlantic Richfield Co. ...................................................................   9,663,750
  300,000       Coastal Co. ..............................................................................  10,087,500
   40,000       Murphy Oil Corp. .........................................................................   1,600,000
   70,000       Royal Dutch Petroleum Co., New York Shares ...............................................   8,592,500
   30,000       Schlumberger, Ltd. .......................................................................   1,957,500
                                                                                                          -----------------
                                                                                                            31,901,250
                                                                                                          -----------------
                Environmental Protection & Purification  7.8%
  100,000       Betz Laboratories, Inc. ..................................................................   4,087,500
  165,000       Browning-Ferris Industries, Inc. .........................................................   5,011,875
  230,000    a  Ionics, Inc. .............................................................................   9,573,750
  400,000       Millipore Corp. ..........................................................................  15,000,000
  256,500    a  Osmonics, Inc. ...........................................................................   4,520,812
  209,100       Pall Corp. ...............................................................................   4,861,575
  270,000       Wheelabrator Technology, Inc. ............................................................   4,016,250
  210,000       WMX Technologies, Inc. ...................................................................   5,985,000
  100,000       Zurn Industries, Inc. ....................................................................   2,537,500
                                                                                                          -----------------
                                                                                                            55,594,262
                                                                                                          -----------------
                Food/Confectionery  1.2%
  129,100       Hershey Foods Corp. ......................................................................   8,310,813
                                                                                                          -----------------
                Health Care - Diversified  9.9%
  200,000       Abbott Laboratories.......................................................................   8,525,000
  200,000       Allergan, Inc. ...........................................................................   6,675,000
  100,000    a  Alza Corp., Class A ......................................................................   2,300,000
  150,000       American Home Products Corp. .............................................................  12,731,250
  250,000       Baxter International, Inc. ...............................................................  10,281,250
   62,500       Caremark International, Inc. .............................................................   1,343,750
  100,000    a  Forest Laboratories, Inc., Class A .......................................................   4,450,000
  200,000       Johnson & Johnson, Inc. ..................................................................  14,825,000
   22,000       Natures Sunshine Products, Inc. ..........................................................     495,000
  200,000    a  Respironics, Inc. ........................................................................   3,850,000
  200,000       U.S. Surgical Corp. ......................................................................   5,350,000
                                                                                                          -----------------
                                                                                                            70,826,250
                                                                                                          -----------------
                Imaging/Photography  1.7%
  180,000       Eastman Kodak Co. ........................................................................  10,665,000
   38,000       Polaroid Corp. ...........................................................................   1,510,500
                                                                                                          -----------------
                                                                                                            12,175,500
                                                                                                          -----------------
                Pharmaceuticals  10.0%
  160,000       Bristol-Myers Squibb Co. .................................................................  11,660,000
  100,000       Lilly (Eli) & Co. ........................................................................   8,987,500
  200,000       Merck & Co., Inc. ........................................................................  11,200,000
  320,000       Pfizer, Inc. .............................................................................  17,080,000
  450,000       Schering-Plough Corp. ....................................................................  23,175,000
                                                                                                          -----------------
                                                                                                            72,102,500
                                                                                                          -----------------

                Retailers 2.0%
  300,000       Tiffany & Co. ............................................................................$ 12,562,500
   58,218       Weis Markets, Inc. .......................................................................   1,615,549
                                                                                                          -----------------
                                                                                                            14,178,049
                                                                                                          -----------------
               aTelecommunications  2.5%
  225,000       Cabletron Systems, Inc. ..................................................................  14,821,875
   20,000       Cisco Systems, Inc. ......................................................................   1,380,000
  200,000       Network Computing Devices.................................................................   1,375,000
                                                                                                          -----------------
                                                                                                            17,576,875
                                                                                                          -----------------
                Transportation  8.7%
  310,000    a  AMR Corp. ................................................................................  22,358,750
  250,000       Delta Air Lines, Inc. ....................................................................  17,312,500
   87,500    a  UAL Corp. ................................................................................  14,951,563
  120,000       Union Pacific Corp. ......................................................................   7,950,000
                                                                                                          -----------------
                                                                                                            62,572,813
                                                                                                          -----------------
                Total Common Stocks (Cost $393,355,492)................................................... 678,280,818
                                                                                                          -----------------
   FACE
  AMOUNT
----------
          k,l  Receivables from Repurchase Agreements  5.3%
$39,013,310     Joint Repurchase Agreement, 6.429%, 10/02/95 (Cost $38,281,016)
                 Daiwa Securities America, Inc., (Maturity Value $18,800,798)
                  Collateral: U.S. Treasury Bills, 03/28/96
                Swiss Bank Corp., (Maturity Value $19,500,726)
                 Collateral: U.S. Treasury Notes, 6.125% - 6.75%, 05/15/97 - 08/31/00.....................  38,281,016
                                                                                                          -----------------
                Total Investments (Cost $431,636,508) 99.9%............................................... 716,561,834
                Other Assets and Liabilities, Net.1%......................................................     464,260
                                                                                                          -----------------
                Net Assets 100.0%.........................................................................$717,026,094

                                                                                                          =================


                At September 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $431,636,508 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there
                 was an excess of value over tax cost                                                     $293,026,567
                Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value ........................................  (8,101,241)
                                                                                                          -----------------
                Net unrealized appreciation...............................................................$284,925,326
                                                                                                          =================


aNon-income producing.
eSee Note 1(a) regarding securities valued by the Board of Directors. fSee Note 10 regarding holdings of 5% voting securities.
gTrading suspended.
kFace amount for repurchase agreements is for the underlying collateral. lSee Note 1(g) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.



STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1995

                                                                                                                VALUE
 SHARES     DynaTech Fund                                                                                      (NOTE1)
---------------------------------------------------------------------------------------------------------------------------
            Common Stocks 75.1%
            Computer Hardware 7.6%
  45,000  a Compaq Computer Corp. .........................................................................$ 2,176,875
  10,000  a EMC Corp. - Mass ..............................................................................    181,250
  50,000    Hewlett-Packard Co. ...........................................................................  4,168,750
  15,000  a Silicon Graphics, Inc. ........................................................................    515,625
                                                                                                          -----------------
                                                                                                             7,042,500
                                                                                                          -----------------
            Computer Software 9.4%
  10,000    Adobe Systems, Inc. ...........................................................................    517,500
  30,000  a Broderbund Software, Inc. .....................................................................  2,283,750
  10,000  a Computer Sciences Corp. .......................................................................    643,750
  10,000  a Intuit, Inc. ..................................................................................    470,000
  45,000  a Microsoft Corp. ...............................................................................  4,072,500
  10,000  a Novell, Inc. ..................................................................................    182,500
  15,000  a Oracle Corp. ..................................................................................    575,625
   1,400  a Tivoli Systems, Inc. ..........................................................................     39,725
                                                                                                          -----------------
                                                                                                             8,785,350
                                                                                                          -----------------
            Data Services 1.5%
  10,000    Equifax, Inc. .................................................................................    418,750
   7,000    First Data Corp. ..............................................................................    434,000
   5,000    First Financial Management Corp. ..............................................................    488,125
                                                                                                          -----------------
                                                                                                             1,340,875
                                                                                                          -----------------
            Environmental Services 3.1%
  20,000    Browning-Ferris Industries, Inc. ..............................................................    607,500
  80,000    WMX Technologies, Inc. ........................................................................  2,280,000
                                                                                                          -----------------
                                                                                                             2,887,500
                                                                                                          -----------------
            Media/Programming 2.0%
  20,000    News Corp. Ltd., ADR ..........................................................................    440,000
  19,500  a Tele-Communications, Inc. .....................................................................    341,250
  10,000    Time Warner, Inc. .............................................................................    397,500
  24,875  a Liberty Media Group - Class A .................................................................    665,406
                                                                                                          -----------------
                                                                                                             1,844,156
                                                                                                          -----------------
            Medical Services 4.1%
  15,000    Columbia/HCA Healthcare Corp. .................................................................    729,375
  50,000  a Humana, Inc. ..................................................................................  1,006,250
  10,000    Medtronic, Inc. ...............................................................................    537,500
   5,000  a PacifiCare Health Systems, Inc. - Class B......................................................    340,000
  25,000    United Healthcare Corp. .......................................................................  1,221,875
                                                                                                          -----------------
                                                                                                             3,835,000
                                                                                                          -----------------
            Networking 5.0%
  15,000  a Bay Networks, Inc. ............................................................................    800,625
  30,000  a Cisco Systems, Inc. ...........................................................................  2,070,000
  40,000  a 3Com Corp. ....................................................................................  1,820,000
                                                                                                          -----------------
                                                                                                             4,690,625
                                                                                                          -----------------
            Pharmaceutical Manufacturers 3.6%
  15,000    Merck & Co., Inc. .............................................................................    840,000
  20,000    Schering-Plough Corp. .........................................................................  1,030,000
  15,000    Warner-Lambert Co. ............................................................................  1,428,750
                                                                                                          -----------------
                                                                                                             3,298,750
                                                                                                          -----------------
            Precision Instruments/Test Equipment 3.5%
  10,000    Schlumberger, Ltd. ............................................................................    652,500
  56,250  a Thermo Electron Corp. .........................................................................  2,608,594
                                                                                                          -----------------
                                                                                                             3,261,094
                                                                                                          -----------------

            Common Stocks (cont.)
            Semiconductor/Manufacturer 13.8%
   7,700  a AVX Corp. .....................................................................................  $ 257,950
 210,000    Intel Corp. ................................................................................... 12,626,250
                                                                                                          -----------------
                                                                                                            12,884,200
                                                                                                          -----------------
            Specialty Pharmaceuticals 1.2%
  15,000  a Noven Pharmaceuticals, Inc. ...................................................................    161,250
  20,000    Sigma-Aldrich Corp. ...........................................................................    970,000
                                                                                                          -----------------
                                                                                                             1,131,250
                                                                                                          -----------------
            Specialty Retailers 3.6%
  10,000    Home Depot, Inc. ..............................................................................    398,750
 108,000  a Toys R Us, Inc. ...............................................................................  2,916,000
                                                                                                          -----------------
                                                                                                             3,314,750
                                                                                                          -----------------
            Telecommunications 14.1%
  10,000  a AirTouch Communications........................................................................    306,250
  25,000    AT&T Corp. ....................................................................................  1,643,750
  10,000  a Grupo Iusacell, SA de C.V., ADR................................................................    130,000
 140,000    Motorola, Inc. ................................................................................ 10,692,500
   5,000    Nokia Corp., ADR...............................................................................    348,750
                                                                                                          -----------------
                                                                                                            13,121,250
                                                                                                          -----------------
            Transportation .8%
  10,000  a AMR Corp. .....................................................................................    721,250
                                                                                                          -----------------
            Miscellaneous 1.8%
  25,000    Duracell International, Inc. ..................................................................  1,121,875
  10,000  a Host Mariott Corp. ............................................................................    123,750
  10,000    The PMI Group, Inc. ...........................................................................    473,750
                                                                                                          -----------------
                                                                                                             1,719,375
                                                                                                          -----------------
            Total Common Stocks (Cost $25,092,996) ........................................................ 69,877,925
                                                                                                          -----------------

            Preferred Stocks  .2%
  10,000    News Corp., Ltd., $4.00 pfd., ADR (Cost $166,394) .............................................    198,750
                                                                                                          -----------------
            Total Common Stocks and Preferred Stocks (Cost $25,259,390).................................... 70,076,675
                                                                                                          -----------------
   FACE
  AMOUNT    Short Term Investments
----------
            Certificates of Deposit 4.3%
$4,000,000  Societe Generale (NY), 5.72%, 12/12/95 (Cost $4,000,000) ......................................  3,999,120
                                                                                                          -----------------
        j   Commercial Paper 8.5%
4,000,000   Canadian Imperial Holdings, 5.71%, 01/03/96 ...................................................  3,938,000
4,000,000   Svenska Handelsbanken, Inc., 5.63%, 12/20/95 ..................................................  3,946,920
                                                                                                          -----------------
              Total Commercial Paper (Cost $7,890,318)                                                       7,884,920
                                                                                                          -----------------
            Total Investments before Repurchase Agreements (Cost $37,149,708) ............................. 81,960,715
                                                                                                          -----------------
        k   Receivables from Repurchase Agreements 12.0%
3,845,000   UBS Securities, Inc., 6.30%, 10/02/95 (Maturity Value $4,002,100) (Cost $4,000,000)
             Collateral: U.S. Treasury Notes, 6.30%, 04/15/96 .............................................  4,000,000
3,876,000   Nikko Securities Co. International, Inc., 6.42%, 10/02/95 (Maturity Value $4,002,140)
             (Cost $4,000,000)
             Collateral: U.S. Treasury Notes, 6.42%, 04/30/00 .............................................  4,000,000
3,195,226l  Joint Repurchase Agreement, 6.428%, 10/02/95 (Cost $3,135,167)
             Daiwa Securities America, Inc., (Maturity Value $1,539,761)
               Collateral: U.S. Treasury Bills, 03/28/96
              Swiss Bank Corp., (Maturity Value $1,597,085)
               Collateral: U.S. Treasury Notes, 6.125% - 6.75%, 05/15/97 - 08/31/00........................  3,135,167
                                                                                                          -----------------
            Total Receivables from Repurchase Agreements (Cost $11,135,167) ............................... 11,135,167
                                                                                                          -----------------
            Total Investments (Cost $48,284,875) 100.1%.................................................... 93,095,882
            Liabilities in Excess of Other Assets, Net(.1%) ...............................................   (109,244)
                                                                                                          -----------------
            Net Assets 100.0% .............................................................................$92,986,638
                                                                                                          =================

            At September 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $48,284,875 was as follows:
            Aggregate gross unrealized appreciation for all investments in which
             there was an excess of value over tax cost                                                    $45,200,682
            Aggregate gross unrealized depreciation for all investments in which
              there was an excess of tax cost over value                                                      (389,675)
                                                                                                          -----------------
            Net unrealized appreciation ...................................................................$44,811,007
                                                                                                          =================

aNon-income producing.
jCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
kFace amount for Repurchase Agreements is for the underlying collateral.
lSee Note 1(g) regarding Joint Repurchase Agreement.



The accompanying notes are an integral part of these financial statements.


STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1995

                                                                                                               VALUE
  SHARES      Utilities Fund                                                                                  (NOTE1)
---------------------------------------------------------------------------------------------------------------------------
              Common Stocks 80.8%
 1,236,900  a AirTouch Communications, Inc. ............................................................  $ 37,880,063
 3,708,900    Allegheny Power System, Inc. .............................................................    94,576,950
 2,886,100    American Electric Power Co., Inc. ........................................................   104,981,888
   162,000    Ameritech Corp. ..........................................................................     8,444,250
   178,600    Bellsouth Corp. ..........................................................................    13,060,125
 3,878,000    Central & South West Corp. ...............................................................    98,889,000
    10,000    Central Louisiana Electric, Inc. .........................................................       256,250
 2,353,300    CINergy Corp. ............................................................................    65,598,238
 1,306,690    CIPSCO, Inc. .............................................................................    44,917,469
 1,967,800    Delmarva Power & Light Co. ...............................................................    45,013,425
 1,853,950    Dominion Resources, Inc. .................................................................    69,754,869
   444,200    DPL, Inc. ................................................................................    10,272,125
 2,472,900    Duke Power Co. ...........................................................................   107,262,038
 3,134,000    Entergy Corp. ............................................................................    81,875,750
 2,220,175    Florida Progress Corp. ...................................................................    71,878,166
 1,951,000    FPL Group, Inc. ..........................................................................    79,747,125
 3,562,000    General Public Utilities Corp. ...........................................................   110,867,250
 1,864,100    GTE Corp. ................................................................................    73,165,925
   863,050    Hawaiian Electric Industries, Inc. .......................................................    32,795,900
    22,000    Ipalco Enterprises, Inc. .................................................................       789,250
    36,000    Kansas City Power & Light Co. ............................................................       850,500
   802,200    MidAmerican Energy Co. ...................................................................    12,333,825
    28,000    Montana Power Co. ........................................................................       647,500
   661,700    Nevada Power Co. .........................................................................    14,722,825
 2,101,350    New England Electric System...............................................................    77,749,950
 1,204,050    New York State Electric & Gas Corp. ......................................................    31,606,313
 1,160,300    NIPSCO Industries, Inc. ..................................................................    40,465,463
 3,426,850    Pacific Gas & Electric Co. ...............................................................   102,377,144
   172,675    Pacific Telesis Group.....................................................................     5,309,756
 2,195,900    PacifiCorp................................................................................    41,722,100
   190,000    Panhandle Eastern Co. ....................................................................     5,177,500
   659,300    Pennsylvania Power & Light Co. ...........................................................    15,411,138
   668,485    Pinnacle West Capital Corp. ..............................................................    17,547,731
 1,389,500    Puget Sound Power & Light Co. ............................................................    32,305,875
 3,125,600    San Diego Gas & Electric Co. .............................................................    72,279,500
   500,000    SBC Communications........................................................................    27,500,000
 3,668,800    SCANA Corp. ..............................................................................    88,051,200
 3,861,200    SCEcorp. .................................................................................    68,536,300
   350,000    Sierra Pacific Resources..................................................................     8,006,250
 5,857,000    Southern Co. .............................................................................   138,371,625
   525,110    Southern Indiana Gas & Electric Co. ......................................................    17,656,824
   874,200    Southwestern Public Service Co. ..........................................................    28,520,775
 3,922,400    TECO Energy, Inc. ........................................................................    91,686,100
   935,000    Telefonos de Mexico, ADR..................................................................    29,686,250
 2,404,550    Texas Utilities Co. ......................................................................    83,858,681
   358,200    Williams Cos. Inc. .......................................................................    13,969,800
    34,800    Unitil Corp. .............................................................................       691,650
   793,200    Wisconsin Energy Corp. ...................................................................    22,407,900
                                                                                                          -----------------
              Total Common Stocks (Cost $2,070,922,473)................................................. 2,241,476,531
                                                                                                          -----------------
   FACE
  AMOUNT
----------
              Corporate Bonds 9.0%
$9,900,000    Alabama Power Co., 8.75%, 12/01/21........................................................    10,344,222
 4,950,000    Alabama Power Co., 8.50%, 05/01/22........................................................     5,154,762
10,500,000    Arizona Public Service Co., 10.25%, 05/15/20..............................................    12,057,181
14,500,000    Arizona Public Service Co., 9.00%, 12/15/21...............................................    15,601,202
10,000,000    Cincinnati Gas & Electric Co., 8.50%, 09/01/22............................................    10,578,490
13,000,000    Commonwealth Edison Co., 9.125%, 01/15/14 ................................................    13,675,882
 2,000,000    Commonwealth Edison Co., 8.875%, 10/01/21 ................................................     2,099,020
 5,000,000    Commonwealth Edison Co., 8.50%, 07/15/22 .................................................     5,199,339
$ 10,000,000  Commonwealth Edison Co., 8.375%, 09/15/22 ................................................  $ 10,369,569
 5,000,000    Duquesne Light Co., 8.375%, 05/15/24 .....................................................     5,192,770
19,000,000    Enron Corp., 7.00%, 08/15/23 .............................................................    17,448,782
 3,750,000    Gulf States Utilities Co., 9.72%, 07/01/98 ...............................................     3,867,828
11,000,000  c Hidro Electrica Alicuras, 8.375%, 03/15/99 ...............................................     9,886,246
10,000,000    Illinois Power Co., 8.00%, 02/15/23 ......................................................    10,117,859
15,000,000    Long Island Lighting Co., 9.75%, 05/01/21 ................................................    15,357,568
10,000,000    Louisiana Power & Light Co., 8.50%, 07/01/22 .............................................    10,468,669
15,152,052    Midland CoGeneration Venture, 10.33%, 07/23/02 ...........................................    15,805,848
 7,500,000    Niagara Mohawk Power Corp., 9.50%, 03/01/21 ..............................................     8,074,657
 5,000,000    Niagara Mohawk Power Corp., 8.75%, 04/01/22 ..............................................     5,212,810
 8,000,000    Ohio Edison Co., 8.75%, 06/15/22 .........................................................     8,361,176
20,000,000    Panhandle Eastern Co., 7.20%, 08/15/24....................................................    18,568,817
15,000,000    Philadelphia Electric Co., 8.75%, 04/01/22................................................    16,059,148
10,000,000    Texas Utilities Co., 8.75%, 11/01/23 .....................................................    10,942,910
10,000,000    Texas Utilities Co., 8.50%, 08/01/24......................................................    10,657,339
                                                                                                          -----------------
              Total Corporate Bonds (Cost $243,545,307) ................................................   251,102,094
                                                                                                          -----------------
              Total Common Stocks and Corporate Bonds (Cost $2,314,467,780)............................. 2,492,578,625
                                                                                                          -----------------
             jShort Term Investments
              Commercial Paper 1.4%
10,000,000    Associates Corp. of North America, 5.69%, 10/10/95 .......................................     9,982,200
10,000,000    Svenska Handelsbanken, Inc., 5.72%, 10/04/95 .............................................     9,991,900
 5,000,000    Svenska Handelsbanken, Inc., 5.74%, 10/23/95 .............................................     4,980,650
 5,000,000    Svenska Handelsbanken, Inc., 5.75%, 10/23/95 .............................................     4,980,650
10,000,000    Svenska Handelsbanken, Inc., 5.72%, 10/30/95 .............................................     9,950,100
                                                                                                          -----------------
              Total Commercial Paper (Cost $39,899,822) ................................................    39,885,500
                                                                                                          -----------------
              Total Investments before Repurchase Agreements (Cost $2,354,367,602) ..................... 2,532,464,125
                                                                                                          -----------------

             kReceivables from Repurchase Agreements 7.4%
207,928,426l  Joint Repurchase Agreement, 6.429%, 10/02/95
               Daiwa Securities America, Inc., (Maturity Value $100,203,282)
                Collateral: U.S. Treasury Bills, 03/28/96
               Swiss Bank Corp., (Maturity Value $103,933,709)
                Collateral: U.S. Treasury Notes, 6.125% - 6.75%, 05/15/97 - 08/31/00
                  Total Receivables from Repurchase Agreements (Cost $204,027,691)......................   204,027,691
                                                                                                          -----------------
              Total Investments (Cost $2,558,395,293) 98.6%............................................. 2,736,491,816
                                                                                                          -----------------
              Other Assets and Liabilities, Net 1.4%....................................................    37,852,607
              Net Assets 100.0%.........................................................................$2,774,344,423
                                                                                                          =================



              At September 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,558,395,293 was as follows:
              Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost .....................................................$ 271,218,564
              Aggregate gross unrealized depreciation for all investments in which there
               was an excess of tax cost over value .....................................................   (93,122,041)
                                                                                                          -----------------
              Net unrealized appreciation............................................................... $ 178,096,523
                                                                                                          =================



aNon-income producing
cSee Note 7 regarding Rule 144A securities.
jCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
kFace amount for repurchase agreements is for the underlying collateral. lSee Note 1(g) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.



STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1995

  SHARES/                                                                                                      VALUE
 WARRANTS       Income Fund                                                                                   (NOTE1)
---------------------------------------------------------------------------------------------------------------------------
                Common Stocks 24.3%
                Conglomerates
    33,652   a  Gillett Holdings, Inc., Class 2 ........................................................     $ 706,692
                                                                                                          -----------------
                Consumer Products 1.2%
   850,000      Philip Morris Cos., Inc. ...............................................................    70,975,000
   498,750 a,c  Specialty Food Corp. ...................................................................     1,496,250
                                                                                                          -----------------
                                                                                                            72,471,250
                                                                                                          -----------------
                Energy .5%
   125,000      Atlantic Richfield Co. .................................................................    13,421,875
   400,000      Pennzoil Co. ...........................................................................    17,550,000
                                                                                                          -----------------
                                                                                                            30,971,875
                                                                                                          -----------------
                Home Builders .1%
   348,978   a  NVR, Inc. ..............................................................................     3,402,536
   165,744   a  Walter Industries, Inc., Class A .......................................................     2,113,236
                                                                                                          -----------------
                                                                                                             5,515,772
                                                                                                          -----------------
                Metals 1.9%
   600,000      Driefontein Consolidated Mines, Ltd., ADR ..............................................     8,175,000
 2,354,720      Free State Consolidated Gold Mines, Ltd., ADR .........................................     26,784,940
 1,400,000      Hartebeestfontein Gold Mining Co., Ltd., ADR ...........................................     4,312,980
 1,089,200      Impala Platinum Holdings, Ltd., ADR ....................................................    26,997,022
   460,000      Kinross Mines, Ltd., ADR ...............................................................     5,038,702
   811,558      Rustenburg Platinum Holdings, Ltd., ADR ................................................    17,667,957
   187,500      St. Helena Gold Mines, Ltd., ADR .......................................................     1,593,750
   350,000      Samancor, Ltd., ADR ....................................................................     4,856,250
 1,040,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR .........................................     6,825,000
   292,000      Western Deep Levels, Ltd., ADR .........................................................    10,329,500
                                                                                                          -----------------
                                                                                                           112,581,101
                                                                                                          -----------------
                Pharmaceuticals 4.0%
   825,000      American Home Products Corp. ...........................................................    70,021,875
   975,400      Bristol-Myers Squibb Co. ...............................................................    71,082,275
 1,073,400      Merck & Co., Inc. ......................................................................    60,110,400
   775,000      Upjohn Co. .............................................................................    34,584,375
                                                                                                          -----------------
                                                                                                           235,798,925
                                                                                                          -----------------
                Real Estate Investment Trust .1%
   367,100      Merry Land & Investment Company, Inc. ..................................................     7,754,988
                                                                                                          -----------------
                Retail .2%
   350,633   a  Federated Department Stores, Inc. ......................................................     9,949,211
                                                                                                          -----------------
                Utilities 16.3%
 1,900,000      American Electric Power Co., Inc. ......................................................    69,112,500
 1,800,000      Central & South West Corp. .............................................................    45,900,000
 2,000,000      CINergy Corp. ..........................................................................    55,750,000
 1,700,000      Delmarva Power & Light Co. .............................................................    38,887,500
 1,300,000      Dominion Resources, Inc. ...............................................................    48,912,500
   700,000      Entergy Corp. ..........................................................................    18,287,500
 1,650,000      Florida Progress Corp. .................................................................    53,418,750
 1,400,000      FPL Group, Inc. ........................................................................    57,225,000
   610,000      Hawaiian Electric Industries, Inc. .....................................................    23,180,000
   850,000      Houston Industries, Inc. ...............................................................    37,506,250
 1,800,000      Long Island Lighting Co. ...............................................................    31,050,000
   825,000      Nevada Power Co. .......................................................................    18,356,250
   600,000      New England Electric System Co. ........................................................    22,200,000
 1,500,000      New York State Electric & Gas Corp. ....................................................    39,375,000
 1,750,000      Ohio Edison Co. ........................................................................    39,812,500
 2,760,000      Pacific Gas & Electric Co. .............................................................    82,455,000
   150,000      PacifiCorp .............................................................................     2,850,000
   250,000      Potomac Electric Power Co. .............................................................     6,062,500
 1,050,000      Public Services Enterprise Group, Inc. .................................................    31,237,500
 1,650,000      San Diego Gas & Electric Co. ...........................................................  $ 38,156,250
   210,000      Scana Corp. ............................................................................     5,040,000
 2,850,000      SCEcorp ................................................................................    50,587,500
 2,350,000      Southern Co. ...........................................................................    55,518,750
 1,400,000      Southwestern Public Service Co. ........................................................    45,675,000
 1,600,000      Texas Utilities Co. ....................................................................    55,800,000
                                                                                                          -----------------
                                                                                                           972,356,250
                                                                                                          -----------------
                Total Common Stocks (Cost $1,194,340,392) .............................................. 1,448,106,064
                                                                                                          -----------------
                Preferred Stocks 7.6%
                Airlines .3%
   500,000      USAir Group, Inc., $4.375 cvt. pfd., Series B ..........................................    17,812,500
                                                                                                          -----------------
                Apparel/Textiles .1%
   150,000      Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A .....................................     7,500,000
    50,699      JPS Textile Group, Inc., senior exch. adj. rate pfd., Series A .........................     1,013,980
                                                                                                          -----------------
                                                                                                             8,513,980
                                                                                                          -----------------
                Automotive .2%
   404,502      Harvard Industries, Inc., 14.25% pfd., PIK .............................................    10,264,241
                                                                                                          -----------------
                Communications .2%
   460,000      Nortel, Inc., pfd., Series B............................................................     8,970,000
                                                                                                          -----------------
                Consumer Products .5%
    75,000      Pantry Pride, Inc., $14.875 pfd., Series B .............................................     7,800,000
 3,000,000      RJR Nabisco Holding Corp., $0.835 cvt. pfd., Series A ..................................    20,250,000
                                                                                                          -----------------
                                                                                                            28,050,000
                                                                                                          -----------------
                Energy 3.1%
   450,000      Gerrity Oil & Gas Corp., $1.50 cvt. pfd.................................................     4,781,250
   650,000      Maxus Energy Corp., $4.00 cum. cvt. pfd. ...............................................    25,837,500
 1,050,000   c  McDermott International, Inc., $2.875 cvt. pfd., Series C ..............................    41,737,500
   750,000      Noble Drilling Corp., $1.50 cvt. pfd. ..................................................    18,000,000
   490,000   c  Occidental Petroleum Corp., $3.875 cvt. pfd. ...........................................    28,297,500
   700,000   c  Parker & Parsley Capital, 6.25% cvt. pfd. ..............................................    32,550,000
   400,000      Santa Fe Energy Resources, Inc., 7.00% cvt. pfd. .......................................     7,600,000
 2,457,900      Santa Fe Energy Resources, Inc., 8.25% cvt. pfd. .......................................    24,579,000
   163,900      Snyder Oil Corp., $1.50 cvt. exch. pfd. ................................................     3,257,513
                                                                                                          -----------------
                                                                                                           186,640,263
                                                                                                          -----------------
                Metals 2.4%
   535,000      Amax Gold, Inc., $3.75 cvt. pfd., Series B .............................................    26,482,500
   283,000      Armco, Inc., $3.625 cum. cvt. pfd., Series A ...........................................    14,662,938
   114,200      Armco, Inc., $4.50 cvt. pfd., Series B .................................................     5,610,075
   200,000      Battle Mountain Gold Co., $3.25 cvt. pfd. ..............................................    10,750,000
   120,000      Cyprus Minerals, $4.00 cvt. pfd., Series A .............................................     7,425,000
   400,000      Freeport-McMoran, Copper & Gold, Inc., $1.75 cvt. pfd. .................................    11,000,000
   336,900   c  Freeport-McMoran, Inc., 4.375% cvt. exch pfd. ..........................................    11,833,613
   500,000      Freeport-McMoran, Inc., 8.75% cvt. pfd. ................................................    33,750,000
   375,000      Hecla Mining Co., $3.50 cvt. pfd., Series B.............................................    19,218,750
                                                                                                          -----------------
                                                                                                           140,732,876
                                                                                                          -----------------
                Real Estate Investment Trust .4%
 1,040,000      Security Capital Pacific Trust, $1.75 cvt. pfd., Series A ..............................    25,090,000
                                                                                                          -----------------
                Restaurants .4%
 1,200,000      Flagstar Cos., $2.25 cvt. pfd., Series A ...............................................    22,050,000
                                                                                                          -----------------
                Total Preferred Stocks (Cost $460,828,879) .............................................   448,123,860
                                                                                                          -----------------



                Partnership Units  .2%
   500,000      BP Prudhoe Bay Royalty Trust                                                               $ 7,812,500
   300,000      Freeport-McMoRan Resource, Ltd., depository units ......................................     5,662,500
    59,258a,b,e Zale Corp., Ltd. .......................................................................        42,074
                                                                                                          -----------------
                Total Partnership Units (Cost $20,013,167) .............................................    13,517,074
                                                                                                          -----------------
 1,281,869 a,b  Boardwalk Casino, Inc. .................................................................     3,690,501
    29,143   a  NVR, Inc. ..............................................................................        65,572
                                                                                                          -----------------
                Total Warrants (Cost $2,767,713) .......................................................     3,756,073
                                                                                                          -----------------
                Total Common Stocks, Preferred Stocks, Partnership Units and Warrants
                 (Cost $1,677,950,151) ................................................................. 1,913,503,071
                                                                                                          -----------------
   FACE
  AMOUNT
----------
                Corporate Bonds  31.1%
                Aerospace
$1,350,600      Fairchild Industries, Inc., sub. deb., 9.75%, 04/01/98 .................................     1,291,511
                                                                                                          -----------------
                Apparel/Textiles 2.4%
35,000,000   d  Bibb Co., senior sub. notes, 14.00%, 10/01/99 ..........................................    14,175,000
40,000,000      Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03 ...................    37,600,000
 6,000,000   d  Forstmann Textiles, Inc., S.F., senior sub. deb., 14.75%, 04/15/99 .....................     2,430,000
25,141,000      JPS Textile Group, Inc., S.F., sub. notes, 10.25%, 06/01/99 ............................    21,495,555
 8,390,000      JPS Textile Group, Inc., S.F., sub. notes, 10.85%, 06/01/99 ............................     7,173,450
30,000,000      JPS Textile Group, Inc., S.F., sub. notes, 7.00%, 05/15/00 .............................    19,650,000
17,000,000      Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 ...................................    16,915,000
25,000,000      Westpoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 ............................    24,437,500
                                                                                                          -----------------
                                                                                                           143,876,505
                                                                                                          -----------------
                Automotive .8%
 4,000,000      Exide Corp., senior notes, 10.75%, 12/15/02 ............................................     4,270,000
11,000,000   c  Harvard Industries, Inc., senior notes, 11.125%, 08/01/05 ..............................    11,220,000
32,000,000      Motor Wheels Corp., senior notes, Series B, 11.50%, 03/01/00 ...........................    29,440,000
 1,971,000   e  Pacific International Services Corp., cvt. sub. deb., 10.00%, 09/01/07 .................       938,196
                                                                                                          -----------------
                                                                                                            45,868,196
                                                                                                          -----------------
                Biotechnology .2%
16,500,000      Centocor, Inc., Eurobond cvt. sub. deb., 6.75%, 10/16/01 ...............................    13,282,500
                                                                                                          -----------------
                Building Products .6%
 5,000,000      American Standard, Inc., S.F., senior sub. deb., 9.25%, 12/01/16 .......................     5,075,000
30,000,000      Inter-City Products Corp. senior notes, 9.75%, 03/01/00 ................................    25,350,000
 3,090,000      Walter Industries, Inc., sub. notes, 12.20%, 03/15/00 ..................................     3,144,075
                                                                                                          -----------------
                                                                                                            33,569,075
                                                                                                          -----------------
                Cable Systems 1.8%
 2,000,000      Cablevision Industries Corp., senior notes, 10.75%, 01/30/02 ...........................     2,185,000
25,000,000      Cablevision System Corp., senior sub. deb., 9.875%, 04/01/23 ...........................    26,187,500
30,000,000      Continental Cablevision, Inc., senior sub. deb., 9.50%, 08/01/13 .......................    31,275,000
35,000,000      Helicon Group LP Corp., senior secured notes, 9.00%, 11/01/03 ..........................    32,812,500
16,000,000      Storer Communication, Inc., sub. deb., 10.00%, 05/15/03 ................................    16,080,000
                                                                                                          -----------------
                                                                                                           108,540,000
                                                                                                          -----------------
                Chemicals   1.3%
29,000,000      Applied Extrusion Technology, senior unsecured notes, 11.50%, 04/01/02 .................    31,175,000
16,000,000      IMC Fertilizer Group, Inc., senior notes, Series B, 10.75%, 06/15/03 ...................    17,360,000
 8,900,000      Uniroyal Chemical Co., Inc., senior sub. notes, 10.50%, 05/01/02 .......................     9,211,500
20,000,000      Uniroyal Chemical Co., Inc., senior sub. notes, 11.00%, 05/01/03 .......................    20,650,000
                                                                                                          -----------------
                                                                                                            78,396,500
                                                                                                          -----------------
                Communications  .4%
25,000,000      CommNet Cellular, Inc., sub. notes, 11.25%, 07/01/05 ...................................    25,812,500
                                                                                                          -----------------

                Computer/Technology  .8%
$30,000,000  d  Anacomp, Inc., senior sub. notes, 15.00%, 11/01/00 .....................................  $ 22,350,000
18,000,000      Conner Peripheral, Inc., cvt. sub. deb., 6.75%, 03/01/01 ...............................    16,470,000
11,750,000      Maxtor Corp., cvt. sub. deb., 5.75%, 03/01/12 ..........................................     7,358,438
                                                                                                          -----------------
                                                                                                            46,178,438
                                                                                                          -----------------
                Conglomerates .2%
 5,059,000      Coltec Industries, Inc., S.F., senior sub. deb., 11.25%, 12/01/15 ......................     5,400,483
 4,000,000      Emhart Corp., S.F., senior sub. deb., 9.25%, 08/15/16 ..................................     4,130,000
                                                                                                          -----------------
                                                                                                             9,530,483
                                                                                                          -----------------
                Consumer Products 2.1%
 8,500,000   c  Calmar, Inc., senior sub notes, 11.50%, 08/15/05........................................     8,616,875
18,000,000      Mafco, Inc., senior sub. deb., 11.875%, 11/15/02 .......................................    18,270,000
26,000,000      Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03.......................    24,700,000
30,000,000      Revlon Consumer Products Corp., senior sub. notes, Series B, 10.50%, 02/15/03...........    30,600,000
35,000,000      RJR Nabisco, Inc., senior sub. notes, 9.25%, 08/15/13...................................    35,350,000
 8,650,000      Sealy Corp., senior sub. notes, 9.50%, 05/01/03.........................................     8,650,000
                                                                                                          -----------------
                                                                                                           126,186,875
                                                                                                          -----------------
                Energy 3.5%
10,000,000      Energy Ventures, senior notes, 10.25%, 03/15/04 ........................................    10,425,000
15,000,000      Falcon Drilling, senior sub. notes, 12.50%, 03/15/05 ...................................    15,825,000
40,000,000      Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 07/15/04 ...........................    37,000,000
19,000,000      Global Marine, Inc., senior secured notes, 12.75%, 12/15/99 ............................    21,090,000
30,000,000      Mesa Capital Corp., disc. notes, 12.75%, 06/30/98 ......................................    27,900,000
   600,000      Moran Energy, Inc., sub. deb., 11.50%, 05/01/98 ........................................       600,000
40,000,000      Oryx Energy Co., cvt. sub. deb., 7.50%, 05/15/14 .......................................    35,600,000
 6,835,000      Pogo Producing Co., cvt. sub. deb., 8.00%, 12/31/05 ....................................     6,886,263
 8,000,000   c  Seacor Holdings, Inc., cvt. sub. deb., 6.00%, 07/01/03 .................................     8,330,000
30,000,000      Snyder Oil Corp., cvt. sub. notes, 7.00%, 05/15/01 .....................................    27,375,000
15,000,000      Tesoro Petroleum Corp., S.F., sub. deb., 12.75%, 03/15/01 ..............................    15,150,000
                                                                                                          -----------------
                                                                                                           206,181,263
                                                                                                          -----------------
                Food & Beverages 1.5%
 2,980,000      Chock Full O'Nuts Corp., S.F., cvt. sub. deb., 8.00%, 09/15/06 .........................     2,935,300
49,807,000   c  Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 .....................................    35,612,005
 6,600,000      Dr. Pepper Bottling Co., of Texas, senior sub. notes, 10.25%, 02/15/00 .................     6,913,500
13,000,000      PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 09/01/03...................    13,260,000
16,000,000      Speciality Foods Corp., senior sub. notes, Series B, 11.25%, 08/15/03 ..................    15,120,000
16,000,000      Speciality Foods Corp., senior unsecured notes, Series B, 10.25%, 08/15/01 .............    15,120,000
                                                                                                          -----------------
                                                                                                            88,960,805
                                                                                                          -----------------
                Food Chains 1.7%
33,000,000      Americold Corp., senior sub. notes, Series B, 11.50%, 03/01/05 .........................    32,917,500
17,000,000      Brunos, Inc., senior sub. notes, 10.50%, 08/01/05 ......................................    16,660,000
16,920,000      Grand Union Capital Corp., senior notes, 12.00%, 09/01/04 ..............................    16,327,800
35,000,000      Ralphs Grocery Co., senior sub notes, 11.00%, 06/15/05 .................................    32,900,000
                                                                                                          -----------------
                                                                                                            98,805,300
                                                                                                          -----------------
                Gaming & Hotels 1.9%
35,000,000      Aztar Corp., senior sub. notes, 11.00%, 10/01/02........................................    33,512,500
40,000,000 b,e  Boardwalk Casino Inc., First Mortgage Bonds, 16.50%, 03/31/05 ..........................    37,356,145
10,000,000      Harrah's Jazz, first mortgage, 14.25%, 11/15/01 ........................................     9,450,000
34,000,000   c  Rio Hotel & Casino, Inc., senior sub notes, 10.625%, 07/15/05 ..........................    32,725,000
                                                                                                          -----------------
                                                                                                           113,043,645
                                                                                                          -----------------
                Health Care .9%
 8,100,000      Grancare, Inc., cvt. sub. deb., 6.50%, 01/15/03 ........................................     7,543,125
16,500,000   c  Medical Care International, Inc., cvt. sub. deb., 6.75%, 10/01/06 ......................    16,252,500

                Health Care (cont.)
$ 16,300,000    OrNda Healthcorp., Inc., senior sub. notes, 12.25%, 05/15/02 ...........................  $ 18,011,500
10,000,000      Sola Group, Ltd., senior sub. notes, 6.00%, 12/15/03 ...................................     9,250,000
                                                                                                          -----------------
                                                                                                            51,057,125
                                                                                                          -----------------
                Industrial Products 1.6%
15,000,000      Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 ......................................    13,687,500
30,000,000      Pace Industries, Inc., senior notes, Series B, 10.625%, 12/01/02 .......................    28,050,000
30,000,000      RHI Holdings, Inc., senior sub. deb., 11.875%, 03/01/99 ................................    29,100,000
14,500,000      Thermadyne Industries, Inc., notes, 10.75%, 11/01/03....................................    14,427,500
 7,393,000      Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02 ............................     7,429,965
                                                                                                          -----------------
                                                                                                            92,694,965
                                                                                                          -----------------
                Media & Broadcasting .3%
12,250,000   c  Benedek Broadcasting, senior notes, 11.875%, 03/01/05 ..................................    12,908,438
 4,034,050      Time Warner, Inc., cvt. sub. deb., 8.75%, 01/10/15 .....................................     4,215,582
 2,300,000      Time Warner, Inc., S.F., sub. deb., 8.75%, 04/01/17 ....................................     2,346,000
                                                                                                          -----------------
                                                                                                            19,470,020
                                                                                                          -----------------
                Metals 1.5%
 7,000,000      Armco Steel, Inc., senior notes, 11.375%, 10/15/99 .....................................     7,280,000
 5,000,000      Armco Steel, Inc., senior notes, 9.375%, 11/01/00 ......................................     4,950,000
   900,000      Coeur D' Alene Mines Corp., cvt. senior sub. deb., 6.00%, 06/10/02 .....................       855,000
20,000,000      Coeur D' Alene Mines Corp., cvt. sub. deb., 6.375%, 01/31/04 ...........................    19,575,000
13,420,000      FMC Corp., Eurobonds cvt., senior sub. deb., 6.75%, 01/16/05 ...........................    12,480,600
30,000,000      Jorgensen Earle M. Co., senior notes, 10.75%, 03/01/00 .................................    29,850,000
12,000,000      Republic Engineered Steel Co., first mortgage, 9.875%, 12/15/01 ........................    11,220,000
 4,805,000      UCAR Global Enterprises, senior sub. notes, 12.00%, 01/15/05 ...........................     5,477,700
                                                                                                          -----------------
                                                                                                            91,688,300
                                                                                                          -----------------
                Pollution Control .3%
21,000,000      Air & Water Technology Corp., cvt. sub. deb., 8.00%, 05/15/15 ..........................    17,797,500
                                                                                                          -----------------
                Publishing .2%
12,500,000      Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 .................................    13,312,500
                                                                                                          -----------------
                Railroads .7%
   500,000      Missouri Pacific Railroad Co., gen. mortgage, Series A, 4.75%, 01/01/20 ................       298,686
   500,000      Missouri Pacific Railroad Co., gen. mortgage, Series B, 4.75%, 01/01/30 ................       288,969
 1,200,000      Missouri Pacific Railroad Co., income deb., 5.00%, 01/01/45 ............................       684,000
37,500,000      Southern Pacific Rail Corp., senior notes, 9.375%, 08/15/05 ............................    40,734,375
                                                                                                          -----------------
                                                                                                            42,006,030
                                                                                                          -----------------
                Real Estate Development .3%
20,000,000      Rouse Co., cvt. sub. deb., 5.75%, 07/23/02 .............................................    19,000,000
                                                                                                          -----------------
                Restaurants 1.0%
40,000,000      Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 ...............................    30,900,000
30,000,000      Foodmaker, Inc., senior sub. notes, 14.25%, 05/15/98 ...................................    30,600,000
                                                                                                          -----------------
                                                                                                            61,500,000
                                                                                                          -----------------
                Retail .9%
14,000,000      Carter Hawley Hale Stores, cvt. senior sub. notes, 6.25%, 12/31/00 .....................    13,702,500
 9,000,000      Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14....................................     7,177,500
35,000,000      Levitz Furniture Co., senior sub. notes, 12.375%, 04/15/97 .............................    35,000,000
                                                                                                          -----------------
                                                                                                            55,880,000
                                                                                                          -----------------
                Transportation .2%
10,000,000      AMR Corp., cvt. sub. deb., 6.125%, 11/01/24 ............................................    10,175,000
                                                                                                          -----------------
                Utilities 4.0%
975,837,500  i  ESCOM, E168, utility deb., (South Africa), 11.00%, 06/01/08 ............................   205,295,313
 8,040,910      Midland CoGeneration Venture, deb. notes, Series C-91, 10.33%, 07/23/02 ................     8,387,867

                Utilities (cont.)
$15,584,968     Midland CoGeneration Venture, S.F., sub. deb., Series C, 10.33%, 07/23/02 ..............  $ 16,257,443
 6,000,000      Texas-New Mexico Power Co., secured deb., 10.75%, 09/15/03 .............................     6,349,613
                                                                                                          -----------------
                                                                                                           236,290,236
                                                                                                          -----------------
                Total Corporate Bonds (Cost $1,871,965,113) ............................................ 1,850,395,272
                                                                                                          -----------------
                U.S. Government Securities 3.1%
50,000,000      U.S. Treasury Bonds, 7.125%, 02/15/23 ..................................................    53,046,845
128,000,000     U.S. Treasury Notes, 6.00%-6.375%, 12/31/97 - 08/15/02 .................................   129,711,864
                                                                                                          -----------------
                Total U.S. Government Securities (Cost $178,433,233) ...................................   182,758,709
                Foreign Government Securities 7.1%
50,000,000   i  Government of Canada, first coupon deb., 8.00%, 06/01/23 ...............................    36,449,885
520,000,000     Republic of Argentina, floating rate notes, 5.00%, 03/31/23 ............................   252,525,000
48,687,500      Republic of Brazil, floating rate notes, Series A, 6.687%, 01/01/01 ....................    41,293,086
130,000,000  i  Republic of South Africa, 12.00%, 02/28/05 .............................................    29,912,050
102,000,000     United Mexican States, Series B, 6.25%, 12/31/19 .......................................    62,220,000
                                                                                                          -----------------
                Total Foreign Government Securities (Cost $414,919,531) ................................   422,400,021
                                                                                                          -----------------
             h  Zero Coupon/Step-Up Bonds 3.0%
65,000,000      Bell & Howell Co., senior deb., zero coupon to 03/01/00,
                (original accretion rate 11.50%), 11.50%,
                 thereafter, 03/01/05 ..................................................................    40,625,000
11,000,000      Dr. Pepper Bottling Holdings Co., S.F., senior sub. disc.
                 notes, zero coupon to 02/15/98, (original accretion rate
                  11.625%), 11.625% thereafter, 02/15/03 ...............................................     8,305,000
25,552,000      Dr. Pepper /Seven-Up Cos., senior sub. notes, zero coupon
                 to 11/01/97, (original accretion rate 11.50%),
                  11.50% thereafter, 11/01/02 ..........................................................    22,996,800
 9,000,000      Exide Corp., senior sub. deb., zero coupon to 12/15/97,
                (original accretion rate 12.25%), 12.25%
                 thereafter, 12/15/04 ..................................................................     7,335,000
 7,000,000      L.F.C. Holding, senior deb., zero coupon to 06/15/97, (original accretion rate 15.00%), 15.00 %
                 thereafter, 06/15/02 ..................................................................     5,318,040
65,750,000   c  Marcus Cable Co., senior disc. notes, zero coupon to 6/15/00,
                (original accretion rate 14.25%),
                 14.25% thereafter, 12/15/05 ...........................................................    38,463,750
40,000,000      Revlon Worldwide Corp., senior secured disc. notes, Series B,
                (original accretion rate 12.00%), 0.00%, 03/15/98.......................................    29,400,000
33,250,000      Speciality Foods Corp., senior secured disc. deb., Series B, zero coupon to 08/15/99, (original accretion
                 rate 13.00%), 13.00% thereafter, 08/15/05 .............................................    16,126,250
12,000,000      Uniroyal Chemical Co., Inc., senior notes, zero coupon to 05/01/98,
                (original accretion rate 12.00%), 12.00% thereafter, 05/01/05 ..........................     9,060,000
                                                                                                          -----------------
                Total Zero Coupon/Step-Up Bonds (Cost $173,441,815) ....................................   177,629,840
                                                                                                          -----------------
                Total Long Term Investments (Cost $4,316,709,843) ...................................... 4,546,686,913
                                                                                                          -----------------
             j  Short Term Investments
                Certificates of Deposit .3%
20,000,000      Societe Generale, Inc., New York Branch, 5.72% - 5.77%,
                 10/03/95 - 12/12/95 (Cost $19,999,994)                                                     19,997,800
                                                                                                          -----------------
                Commercial Paper 5.0%
20,000,000      American Express Credit Corp., 5.67%, 12/22/95 .........................................    19,728,200
20,000,000      Associate Corp. of North America, 5.69%, 10/10/95 ......................................    19,964,400
10,000,000      Canadian Imperial Holdings, Inc., 5.65%, 12/26/95 ......................................     9,857,800
20,000,000      Prudential Funding Corp., 5.70%, 11/06/95 ..............................................    19,877,800
200,000,000     Svenska Handelsbanken, Inc., 5.63%, - 5.75%, 10/03/95 - 12/29/95 .......................   198,721,800
30,000,000      Westpac Banking Corp., 5.70%, 11/07/95 - 11/10/95 ......................................    29,802,300
                                                                                                          ----------------
                Total Commercial Paper (Cost $ 298,091,497) ............................................   297,952,300
                                                                                                          -----------------
           h,i  Zero Coupon Bonds 1.7%
                Mexican Federal Treasury Certificates (CETES),
108,900,000      41.30%, 10/05/95 ......................................................................    16,973,209
77,500,000       40.75%, 10/11/95 ......................................................................    12,011,528
145,000,000      13.86%, 10/19/95 ......................................................................    22,305,682
168,350,000      14.75%, 10/26/95 ......................................................................    25,728,788
32,000,000       34.85%, 11/09/95 ......................................................................     4,827,235
57,245,000       14.33%, 11/16/95 ......................................................................     8,579,483
81,600,000       34.75%, 12/07/95 ......................................................................    11,994,305
                                                                                                          -----------------
                Total Zero Coupon Bonds (Cost $125,787,285) ............................................   102,420,230
                                                                                                          -----------------
                Total Investments before Repurchase Agreements (Cost $4,760,588,619) ................... 4,967,057,243
                                                                                                          -----------------

            k,l Receivables from Repurchase Agreements 15.2%............................................
$921,885,917    Joint Repurchase Agreement, 6.429% 10/02/95 (Cost $ 904,595,469)
                 Daiwa Securities America, Inc., (Maturity Value $444,270,258)
                Collateral: U.S. Treasury Bills, 03/28/96
                Swiss Bank Corp., (Maturity Value $460,809,813)
                Collateral: U.S. Treasury Notes, 6.125% - 6.75%, 05/15/97 - 08/31/00.................... $ 904,595,469
                                                                                                          -----------------
                Total Investments (Cost $5,665,184,088) 98.7% .......................................... 5,871,652,712
                                                                                                          -----------------
                Other Assets and Liabilities, Net 1.3% .................................................    79,957,645
                                                                                                          -----------------
                Net Assets 100.00% .....................................................................$5,951,610,357
                                                                                                          =================


                At September 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $5,665,184,088 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost ............................................. $ 368,447,585
                Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value .............................................  (161,978,961)
                                                                                                          -----------------
                Net unrealized appreciation ............................................................ $ 206,468,624
                                                                                                          =================

PORTFOLIO ABBREVIATIONS:
PIK  -Payment-in-Kind
S.F. -Sinking Fund



aNon-Income Producing.
bSee Note 6 regarding restricted securities.
cSee Note 7 regarding Rule 144A securities.
dSee Note 9 regarding defaulted securities.
eSee Note 1(a) regarding securities valued by the Board of Directors.
hZero coupon bonds. The current effective yield may vary. The original accretion rate will remain constant.
iFace amount stated in foreign currencies, value in U.S. dollars.
jCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
kFace amount for repurchase agreements is for the underlying collateral.
lSee Note 1(g) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.



STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
Franklin Custodian Funds, Inc., September 30, 1995



    FACE                                                                                                       VALUE
   AMOUNT      U.S. Government Securities Fund                                                                (NOTE1)
---------------------------------------------------------------------------------------------------------------------------
               Government National Mortgage Association (GNMA)  97.2%

  $24,063,273    GNMA I, SF, 6.00%, 09/15/23 - 11/15/23 .................................................   $ 22,634,465
1,266,739,790    GNMA I, SF, 6.50%, 03/15/03 - 03/15/24 .................................................  1,222,401,192
   32,335,143    GNMA PL, 6.50%, 05/15/24 ...............................................................     30,475,804
    3,000,000    GNMA II, 6.50%, 09/20/25 ...............................................................      2,872,494
   36,570,260    GNMA PL, 6.75%, 01/15/34 ...............................................................     34,901,664
2,298,494,976    GNMA I, SF, 7.00%, 04/15/16 - 07/15/25 .................................................  2,272,631,998
   49,475,499    GNMA II, 7.00%, 07/20/25 - 09/20/25 ....................................................     48,609,572
    9,055,600    GNMA PL, 7.00%, 09/15/35 ...............................................................      8,749,954
   35,692,289    GNMA PL, 7.375%, 04/15/29 ..............................................................     35,064,782
   21,347,701    GNMA PL, 7.425%, 07/15/29...............................................................     21,018,433
1,730,098,507    GNMA I, SF, 7.50%, 06/15/05 - 08/15/25 .................................................  1,747,935,660
  218,109,859    GNMA II, 7.50%, 10/20/22 - 07/20/25 ....................................................    219,131,683
    5,915,499    GNMA PL, 7.75%, 10/15/12 ...............................................................      5,899,768
1,540,903,441    GNMA I, SF, 8.00%, 10/15/07 - 06/15/25 .................................................  1,586,164,189
   28,929,335    GNMA II, 8.00%, 08/20/16 - 03/20/19 ....................................................     29,670,587
   48,263,883    GNMA PL, 8.00%, 04/15/22 - 07/15/23 ....................................................     48,595,594
    9,642,930    GNMA I, GPM, 8.25%, 03/15/17 - 11/15/17 ................................................      9,951,735
   24,959,551    GNMA PL, 8.25%, 12/15/20 - 02/15/28 ....................................................     25,290,862
  418,688,137    GNMA I, SF, 8.50%, 05/15/16 - 06/15/24 .................................................    436,610,029
   80,046,414    GNMA II, 8.50%, 04/20/16 - 06/20/25 ....................................................     82,972,501
    1,814,527    GNMA I, GPM, 8.75%, 03/20/17 - 07/20/17 ................................................      1,886,244
  548,349,551    GNMA I, SF, 9.00%, 10/15/04 - 07/15/23 .................................................    577,819,490
   19,465,551    GNMA II, 9.00%, 02/20/20 - 11/20/21 ....................................................     20,353,530
    7,817,510    GNMA I, GPM, 9.25%, 05/15/16 - 01/15/17 ................................................      8,252,305
  308,617,106    GNMA I, SF, 9.50%, 05/15/09 - 02/15/23 .................................................    329,832,366
   15,085,286    GNMA II, 9.50%, 09/20/15 - 10/20/21 ....................................................     15,952,584
    9,438,979    GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13 ...............................................     10,241,292
  364,969,704    GNMA I, SF, 10.00%, 04/15/12 - 03/15/25 ................................................    398,273,190
   50,914,738    GNMA II, 10.00%, 08/20/13 - 03/20/21 ...................................................     54,860,630
    8,365,387    GNMA I, GPM, 10.25%, 02/15/16 - 02/15/21 ...............................................      9,073,834
  277,551,226    GNMA I, SF, 10.50%, 08/15/00 - 10/15/21 ................................................    306,081,050
   76,608,874    GNMA II, 10.50%, 09/20/13 - 03/20/21 ...................................................     83,264,270
   18,890,636    GNMA I, GPM, 11.00%, 12/15/09 - 03/15/11 ...............................................     20,909,573
  230,776,387    GNMA I, SF, 11.00%, 01/15/01 - 05/15/21 ................................................    257,748,378
   22,930,605    GNMA II, 11.00%, 07/20/13 - 01/20/21 ...................................................     25,209,334
    9,325,593    GNMA I, GPM, 11.25%, 06/15/13 - 01/15/16 ...............................................     10,399,490
    3,757,211    GNMA I, GPM, 11.50%, 03/15/10 - 01/20/14 ...............................................      4,192,814
   48,338,146    GNMA I, SF, 11.50%, 02/15/13 - 12/15/17 ................................................     54,788,289
    3,329,194    GNMA II, 11.50%, 08/20/13 - 04/20/18....................................................      3,706,851
    2,268,649    GNMA I, GPM, 11.75%, 07/15/13 - 12/15/15 ...............................................      2,556,130
    1,023,708    GNMA I, GPM, 12.00%, 10/15/10 - 03/15/13 ...............................................      1,159,350
  223,194,518    GNMA I, SF, 12.00%, 05/15/11 - 08/15/19 ................................................    255,557,723
   10,141,357    GNMA II, 12.00%, 09/20/13 - 02/20/16 ...................................................     11,409,027
    1,577,044    GNMA I, GPM, 12.50%, 04/15/10 - 10/15/12 ...............................................      1,806,209
  192,903,294    GNMA I, SF, 12.50%, 01/15/10 - 08/15/18.................................................    223,345,933
    8,890,534    GNMA II, 12.50%, 09/20/13 - 11/20/15....................................................     10,115,765
      212,219    GNMA I, GPM, 12.75%, 11/15/13 - 06/15/15 ...............................................        243,853
  174,263,467    GNMA I, SF, 13.00%, 07/15/10 - 01/15/16 ................................................    203,071,476
    5,469,978    GNMA II, 13.00%, 09/20/13 - 09/20/15 ...................................................      6,264,838
                                                                                                          -----------------
                Total Government National Mortgage Association (GNMA) (Cost $10,721,975,003) ............ 10,799,958,784
                                                                                                          -----------------
              jShort Term Investments  2.3%
256,860,000    U.S. Treasury Bills, 5.325% - 6.270%, 10/05/95 - 03/07/96 (Cost $254,282,067) ............    254,338,011
                                                                                                          -----------------
                Total Investments (Cost $10,976,257,070) 99.5% ........................................ 11,054,296,795
                Other Assets and Liabilities, Net .5% .................................................     59,003,077
                                                                                                          -----------------
                Net Assets 100.0% .....................................................................$11,113,299,872
                                                                                                          =================

               At September 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $10,976,257,070 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost  ...........................................  $ 174,079,818
               Aggregate gross unrealized depreciation for all investments in which
                there was an excess of tax cost over value ............................................     (96,040,093)
                                                                                                          -----------------
               Net unrealized appreciation ............................................................   $ 78,039,725
                                                                                                          =================

PORTFOLIO ABBREVIATIONS:
GPM  - Graduated Payment Mortgage
PL   - Project Loan
SF   - Single Family
I    - Original SF Program
II   - Programs consisting of different types of mortgages


jCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of the purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.



The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS
Franklin Custodian Funds, Inc.

Statements of Assets and Liabilities
September 30, 1995

                                                               DynaTech                                  U.S. Government
                                                Growth Fund      Fund     Utilities Fund   Income Fund   Securities Fund
                                                 --------      --------     ----------     ----------      ----------
Assets:
 Investments in securities:
  At identified cost.........................  $393,355,492 $37,149,708  $2,354,367,602 $4,760,588,619 $10,976,257,070
                                               ============  ==========  ==============  =============  ==============
  At value...................................   678,280,818  81,960,715   2,532,464,125  4,967,057,243  11,054,296,795
 Receivables from repurchase agreements,
 at value and cost...........................    38,281,016  11,135,167     204,027,691    904,595,469              --
 Cash........................................       138,801         740           7,018      5,248,606          21,194
 Receivables:
  Dividends and interest.....................       843,889      70,353      16,746,891     83,773,129      68,847,792
  Investment securities sold.................            --          --      23,820,989         67,151              --
  Capital shares sold........................       344,791      74,238       2,750,758     10,964,251       4,697,117
                                               ------------  ----------   -------------  -------------  --------------
      Total assets...........................   717,889,315  93,241,213   2,779,817,472  5,971,705,849  11,127,862,898
                                               ------------  ----------   -------------  -------------  --------------
Liabilities:
 Payables:
  Investment securities purchased............            --          --         166,643     14,403,221              --
  Capital shares repurchased.................       213,335     155,952       3,367,061      1,294,522       7,394,284
  Management fees............................       289,794      48,482       1,061,596      2,251,455       4,180,089
  Distribution fees..........................       234,610      29,300         541,130      1,294,122       1,490,950
  Shareholder servicing costs................        70,800      10,675         204,510        344,000         590,000
 Accrued expenses and other liabilities......        54,682      10,166         132,109        508,172         907,703
                                               ------------  ----------   -------------  -------------  --------------
      Total liabilities......................       863,221     254,575       5,473,049     20,095,492      14,563,026
                                               ------------  ----------   -------------  -------------  --------------
Net assets, at value.........................  $717,026,094 $92,986,638  $2,774,344,423 $5,951,610,357 $11,113,299,872
                                               ============  ==========  ==============  =============  ==============
Net assets consist of:
 Undistributed net investment income.........   $ 6,336,281   $ 845,843     $ 7,091,302   $   1,820,982   $ 24,585,885
 Unrealized appreciation on investments and
 translation of assets and liabilities denominated in
 foreign currencies..........................   284,925,326  44,811,007     178,096,523    206,545,345      78,039,725
 Net realized gain (loss) from investments
 and foreign currency transactions ..........     2,390,493   1,652,070      19,981,831     69,953,906    (670,588,875)
 Class I capital shares......................       367,887      72,741       2,836,635     25,566,528      16,156,839
 Class II capital shares.....................         2,153          --           8,588        285,812          17,072
 Additional paid-in capital..................   423,003,954  45,604,977   2,566,329,544  5,647,437,784  11,665,089,226
                                               ------------  ----------   -------------  -------------  --------------
Net assets, at value.........................  $717,026,094 $92,986,638  $2,774,344,423 $5,951,610,357 $11,113,299,872
                                               ============  ==========  ==============  =============  ==============


The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

(continued)
Franklin Custodian Funds, Inc.

Statements of Assets and Liabilities (cont.)
September 30, 1995


                                                               DynaTech                                  U.S. Government
                                                Growth Fund      Fund    Utilities Fund    Income Fund   Securities Fund
                                                 --------      --------     ----------     ----------      ----------
Class I shares:
 Net assets, at value........................  $712,865,540 $92,986,638  $2,765,975,593 $5,885,788,106 $11,101,605,226
                                               ============  ==========  ==============  =============  ==============
 Shares outstanding..........................    36,788,747   7,274,083     283,663,463  2,556,652,794   1,615,683,903
                                               ============  ==========  ==============  =============  ==============
 Net asset value per share*..................        $19.38      $12.78          $ 9.75          $2.30           $6.87
                                               ============  ==========  ==============  =============  ==============
 Maximum offering price per share
 (100/95.5, 100/95.5, 100/95.75, 100/95.75, 100/95.75
 of net asset value per share, respectively).        $20.29      $13.38          $10.18          $2.40           $7.17
                                               ============  ==========  ==============  =============  ==============
Class II shares:
 Net assets, at value........................   $ 4,160,554          --     $ 8,368,830   $ 65,822,251    $ 11,694,646
                                               ============  ==========  ==============  =============  ==============
 Shares outstanding..........................       215,274          --         858,757     28,581,175       1,707,173
                                               ============  ==========  ==============  =============  ==============
 Net asset value per share*..................        $19.33          --          $ 9.75          $2.30           $6.85
                                               ============  ==========  ==============  =============  ==============

 Maximum offering price per share
 (100/99 of net asset value per share).......        $19.53          --          $ 9.85          $2.32           $6.92
                                               ============  ==========  ==============  =============  ==============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

(continued)
Franklin Custodian Funds, Inc.

Statements of Operations
for the year ended September 30, 1995

                                                                  DynaTech                                U.S. Government
                                                   Growth Fund      Fund    Utilities Fund  Income Fund   Securities Fund
                                                    --------      --------     ---------     ---------      ----------
Investment income:
 Dividends...................................... $ 10,686,837    $ 357,113  $140,974,426  $126,530,779            $ --
 Interest (Note 1)..............................      981,675    1,277,096    32,964,817   339,513,933     904,126,288
                                                     --------      --------     ---------     ---------      ----------
      Total income..............................   11,668,512    1,634,209   173,939,243   466,044,712     904,126,288
                                                     --------      --------     ---------     ---------      ----------
Expenses:
 Management fees (Note 5).......................    2,969,094      491,673    12,223,592    23,887,430      50,269,876
 Distribution fees Class I (Note 5) ............    1,147,410      136,778     3,155,687     6,629,104       8,043,149
 Distribution fees Class II (Note 5)............        7,073           --        10,526        71,000          12,518
 Shareholder servicing costs (Note 5) ..........      569,386       84,821     1,734,621     2,376,752       4,142,650
 Reports to shareholders........................      471,719       31,102     1,557,748     2,171,765       3,462,658
 Custodian fees.................................       54,750        7,283       247,060     1,181,900         987,831
 Registration and filing fees...................       39,214       12,700        39,341       186,102         115,427
 Professional fees..............................       18,203        6,924        73,619       174,399         232,024
 Directors' fees and expenses (Note 5)..........        3,518          730        14,694        28,422          59,143
 Other..........................................       22,803        5,288        81,028       185,450         257,457
                                                     --------      --------     ---------     ---------      ----------
      Total expenses............................    5,303,170      777,299    19,137,916    36,892,324      67,582,733
                                                     --------      --------     ---------     ---------      ----------
          Net investment income.................    6,365,342      856,910   154,801,327   429,152,388     836,543,555
                                                     --------      --------     ---------     ---------      ----------
Realized and unrealized gain (loss) from investments and foreign currency:
  Net realized gain (loss) from:
   Investments..................................    2,390,493    1,652,070    19,981,831    32,612,147     (57,944,614)
   Foreign currency transactions................           --           --            --     1,655,436              --
  Net unrealized appreciation (depreciation) on:
   Investments..................................  156,404,122   19,366,149   398,271,409   247,991,258     636,365,221
   Translation of assets and liabilities
 denominated in foreign currency................           --           --            --      (296,335)             --
                                                     --------      --------     ---------     ---------      ----------
Net realized and unrealized gain from
 investments and foreign currencies.............  158,794,615   21,018,219   418,253,240   281,962,506     578,420,607
                                                     --------      --------     ---------     ---------      ----------
Net increase in net assets resulting
 from operations                                 $165,159,957  $21,875,129  $573,054,567   $711,114,894 $1,414,964,162
                                                     ========      ========     =========     =========      ==========





The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

(continued)
Franklin Custodian Funds, Inc.

Statements of Changes in Net Assets
for the years ended September 30, 1995 and 1994

                                               Growth Fund              DynaTech Fund             Utilities Fund
                                           -------------------       ------------------        ---------------------
                                             1995         1994        1995        1994          1995           1994
                                          ---------    ---------    --------    --------     ----------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income ...............  $ 6,365,342  $ 6,640,300   $ 856,910    $ 469,253 $ 154,801,327  $ 177,611,864
 Net realized gain from investments and
 foreign currency transactions .......    2,390,493    1,478,440   1,652,070      896,402    19,981,831      1,912,217
 Net unrealized appreciation (depreciation)
 on investments and translation of
 assets and liabilities denominated in
 foreign currencies...................  156,404,122   32,965,685  19,366,149      522,124   398,271,409   (812,037,414)
                                          ---------    ---------    --------    --------     ----------     ----------
Net increase (decrease) in net assets
 resulting from operations............  165,159,957   41,084,425  21,875,129    1,887,779   573,054,567   (632,513,333)
Distributions to shareholders from:
 Undistributed net investment income:
Class I...............................   (4,752,106) (11,372,383)   (337,856)    (858,495) (154,359,654)  (170,878,877)
Class II..............................           --           --          --           --      (100,164)            --
 Net realized capital gains:
  Class I.............................   (1,478,440)  (3,114,515)   (896,402)  (4,124,934)   (1,914,525)   (13,407,885)
Increase (decrease) in net
 assets from capital
 share transactions (Note 2)..........   41,477,162  (70,801,740)  4,933,183     (960,790) (214,844,085)  (237,465,899)
                                          ---------    ---------    --------    --------     ----------     ----------
Net increase (decrease) in net assets   200,406,573  (44,204,213) 25,574,054   (4,056,440)  201,836,139 (1,054,265,994)
Net assets:
 Beginning of year....................  516,619,521  560,823,734  67,412,584   71,469,024 2,572,508,284  3,626,774,278
                                          ---------    ---------    --------    --------     ----------     ----------
 End of year.......................... $717,026,094 $516,619,521 $92,986,638  $67,412,584$2,774,344,423 $2,572,508,284
                                          =========    =========    ========    ========     ==========     ==========
Undistributed net investment income
 included in net assets:
  Beginning of year...................  $ 4,733,342  $ 9,465,425   $ 326,789    $ 716,031   $ 6,749,793       $ 16,806
                                          =========    =========    ========    ========     ==========     ==========
  End of year.........................  $ 6,336,281  $ 4,733,342   $ 845,843    $ 326,789   $ 7,091,302    $ 6,749,793
                                          =========    =========    ========    ========     ==========     ==========


The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS

(continued)
Franklin Custodian Funds, Inc.

Statements of Changes in Net Assets (cont.)
for the years ended September 30, 1995 and 1994

                                                                      Income Fund        U.S. Government Securities Fund
                                                                 ---------------------       ----------------------
                                                                 1995           1994           1995           1994
                                                              ----------     ----------     -----------    -----------
Increase (decrease) in net assets:
Operations:
 Net investment income..................................... $ 429,152,388 $ 330,686,148   $ 836,543,555  $ 966,419,067
 Net realized gain (loss) from investments and
 foreign currency transactions ............................    34,267,583     55,974,567    (57,944,614)  (111,364,839)
 Net unrealized appreciation (depreciation) on investments
 and translation of assets and liabilities denominated
 in foreign currencies.....................................   247,694,923   (449,635,348)   636,365,221 (1,196,683,846)
                                                               ----------     ----------     -----------    -----------
Net increase (decrease) in net assets
 resulting from operations                                    711,114,894    (62,974,633) 1,414,964,162   (341,629,618)
Distributions to shareholders from:
 Undistributed net investment income:
 Class I...................................................  (424,364,184)  (343,424,035)  (818,027,564)  (983,276,666)
Class II...................................................      (658,851)            --       (102,491)            --
 Net realized capital gains:
Class I....................................................   (62,309,280)   (48,228,616)            --             --
Increase (decrease) in net assets from
 capital share transactions
 (Note 2)..................................................   836,323,234  1,410,687,943 (1,152,281,674) (1,274,862,037)
                                                               ----------     ----------     -----------    -----------
      Net increase (decrease) in net assets................ 1,060,105,813    956,060,659   (555,447,567) (2,599,768,321)
Net assets:
 Beginning of year......................................... 4,891,504,544  3,935,443,885 11,668,747,439  14,268,515,760
                                                               ----------     ----------     -----------    -----------
 End of year...............................................$5,951,610,357 $4,891,504,544$11,113,299,872 $11,668,747,439
                                                               ==========     ==========     ===========    ===========
Undistributed net investment income included in net assets:
 Beginning of year.........................................   $ 8,679,566   $ 42,309,475    $ 6,172,385    $ 22,809,371
                                                               ==========     ==========     ===========    ===========
 End of year...............................................   $ 1,820,982    $ 8,679,566   $ 24,585,885     $ 6,172,385
                                                               ==========     ==========     ===========    ===========


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
Franklin Custodian Funds, Inc.




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Corporation) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Corporation's shares are offered in five different Series (the Funds) with each Fund, in effect, representing a separate fund and each of the Funds maintaining a totally separate investment portfolio.

Each Fund, except the DynaTech fund, offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:
Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Directors.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Directors

The fair values of securities restricted as to resale, if any, are determined following procedures approved by the Board of Directors.

b. Income Taxes:
The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to their shareholders which will be sufficient to relieve them from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Investment Income, Expenses and Distributions:
Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount is amortized as required by the Internal Revenue Code.

Net investment income differs for financial statement and income tax purposes primarily due to differing treatments of defaulted securities -- see Note 9.

e. Expense Allocation:
Common expenses incurred by the Corporation are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.




1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates.

g. Repurchase Agreements
All Funds, except the U.S. Government Securities Fund, may enter into a Joint Repurchase Agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Funds based on their pro-rata interest.

In a repurchase agreement, the Funds purchase a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At September 30, 1995, all outstanding joint repurchase agreements held by the Funds had been entered into on September 29, 1995.


2. CAPITAL STOCK

At September 30, 1995, there were 14 billion shares of capital stock authorized. The shares of $.01 par value capital stock were allocated to the Funds as follows:


                                                                    DynaTech                              U.S. Government
                                                      Growth Fund     Fund    Utilities Fund Income Fund  Securities Fund
                                                         --------     --------     --------     ---------      ---------
Class I ...........................................   250,000,000  250,000,000 400,000,000  3,600,000,000 2,500,000,000
                                                         ========     ========     ========     =========      =========
Class II ..........................................   250,000,000 250,000,000  400,000,000  3,600,000,000 2,500,000,000
                                                         ========     ========     ========     =========      =========

Transactions in each of the Fund's shares for the year ended September 30, 1995 and 1994 were as follows:

                                                     Growth Fund            DynaTech Fund           Utilities Fund
                                                 ------------------       -----------------       -------------------
                                                Shares      Amount       Shares      Amount      Shares       Amount
                                                -------    ---------     -------    --------    --------     ---------
Class I Shares:
1995
 Shares sold................................. 3,259,862 $  54,830,749    556,551  $ 6,325,495  23,438,241 $207,671,765
 Shares issued in reinvestment
  of distributions                              376,366     5,532,585    109,288    1,078,651  12,895,110  114,654,996
 Shares redeemed.............................(2,819,991)  (47,831,734)  (588,934)  (6,442,793)(52,637,479)(466,443,954)
 Changes from exercise of exchange privilege:
  Shares sold................................ 4,881,545    81,151,770  2,157,251   24,440,808  21,150,967  185,003,891
  Shares redeemed............................(3,436,761)  (56,161,539)(1,806,801) (20,468,978)(30,053,595)(263,692,855)
                                                -------    ---------     -------    --------    --------     ---------
  Net increase (decrease).................... 2,261,021 $  37,521,831    427,355  $ 4,933,183 (25,206,756)$(222,806,157)
                                                =======    =========     =======    ========    ========     =========


2. CAPITAL STOCK (cont.)
                                                     Growth Fund            DynaTech Fund           Utilities Fund
                                                 ------------------       -----------------       -------------------
                                                Shares      Amount       Shares      Amount      Shares       Amount
                                                -------    ---------     -------    --------    --------     ---------
Class I Shares: (cont.)
1994
 Shares sold................................. 3,594,801 $  52,149,133    505,692  $ 4,903,527  55,310,086 $531,158,254
 Shares issued in connection
  with merger (Note 11)                              --            --         --          --    1,469,352   12,798,053
 Shares issued in reinvestment
  of distributions                              812,022    11,831,146    449,890    4,296,451  13,733,791  125,487,908
 Shares redeemed.............................(6,292,343)  (91,797,133)  (812,226)  (7,855,743)(61,566,757)(568,855,177)
 Changes from exercise of exchange privilege:
  Shares sold................................ 4,202,629    61,629,923  1,746,294   17,042,460  25,554,670  239,950,636
  Shares redeemed............................(7,154,900) (104,614,809)(1,985,867) (19,347,485)(62,057,114)(578,005,573)
                                                -------    ---------     -------    --------    --------     ---------
  Net decrease...............................(4,837,791)$  (70,801,740)  (96,217)$     (960,790)(27,555,972)$(237,465,899)
                                                =======    =========     =======    ========    ========     =========
Class II Shares:
1995*
 Shares sold.................................   224,236  $  4,116,133                             856,265  $ 7,939,688
 Shares issued in reinvestment of distributions     --            --                                8,744       80,958
 Shares redeemed.............................    (1,485)      (28,535)                             (3,092)     (28,674)
 Changes from exercise of exchange privilege:
  Shares sold................................     9,218       169,946                               3,642       33,341
  Shares redeemed............................   (16,695)     (302,213)                             (6,802)     (63,241)
                                                -------    ---------                            --------     ---------
  Net increase ..............................   215,274  $  3,955,331                             858,757  $ 7,962,072
                                                =======    =========                            ========     =========

                                                                         Income Fund       U.S. Government Securities Fund
                                                                     -------------------        --------------------
                                                                   Shares        Amount        Shares        Amount
                                                                  --------     ----------     --------     ----------
Class I Shares:
1995
 Shares sold................................................... 438,291,520  $ 958,978,640   54,892,062  $ 365,517,804
 Shares issued in reinvestment of distributions................ 135,535,586    293,424,537   54,489,699    359,042,632
 Shares redeemed...............................................(279,285,095)  (608,287,689)(253,579,592)(1,669,022,779)
 Changes from exercise of exchange privilege:
  Shares sold.................................................. 144,807,208    315,130,585   24,974,127    164,636,284
  Shares redeemed.............................................. (86,012,729)  (187,395,071) (58,420,865)  (384,072,880)
                                                                  --------     ----------     --------     ----------
  Net increase (decrease)...................................... 353,336,490  $ 771,851,002 (177,644,569)$(1,163,898,939)
                                                                  ========     ==========     ========     ==========
1994
 Shares sold................................................... 583,148,319 $1,363,903,591  126,955,076  $ 878,791,189
 Shares issued in reinvestment of distributions................  91,810,668    213,563,591   57,290,275    391,863,450
 Shares redeemed...............................................(221,776,333)  (514,046,627)(293,226,524)(1,997,900,628)
 Changes from exercise of exchange privilege:
  Shares sold.................................................. 266,632,325    624,897,928   30,365,255    208,267,481
  Shares redeemed..............................................(119,137,856)  (277,630,540)(110,425,365)  (755,883,529)
                                                                  --------     ----------     --------     ----------
  Net increase (decrease)...................................... 600,677,123 $1,410,687,943 (189,041,283)$(1,274,862,037)
                                                                  ========     ==========     ========     ==========
*For the period May 1, 1995 to September 30, 1995.




2. CAPITAL STOCK (cont.)

                                                                         Income Fund       U.S. Government Securities Fund
                                                                     -------------------        --------------------
                                                                   Shares        Amount        Shares        Amount
                                                                  --------     ----------     --------     ----------
Class II Shares:
1995*
 Shares sold...................................................  28,905,864   $ 65,207,643    1,728,954   $ 11,765,414
 Shares issued in reinvestment of distributions................     169,489        381,668        8,234         55,942
 Shares redeemed...............................................    (233,865)      (531,570)     (21,963)      (149,566)
 Changes from exercise of exchange privilege:
  Shares sold..................................................     110,764        250,111        3,803         26,000
  Shares redeemed..............................................    (371,077)      (835,620)     (11,855)       (80,525)
                                                                  --------     ----------     --------     ----------
  Net increase.................................................  28,581,175   $ 64,472,232    1,707,173   $ 11,617,265
                                                                  ========     ==========     ========     ==========
*For the period May 1, 1995 to September 30, 1995.
 No Class II Shares were offered for the DynaTech Fund during this period.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At September 30, 1995, for tax purposes, the Funds had accumulated net realized gains or capital loss carryovers as follows:

                                                                                    DynaTech
                                                                       Growth Fund    Fund    Utilities Fund Income Fund
                                                                         -------     -------     --------      -------
Accumulated net realized gains........................................ $2,390,493  $1,652,070  $19,981,831  $69,953,906
                                                                         =======     =======     ========      =======

                                                                                                          U.S. Government
                                                                                                          Securities Fund
                                                                                                             ---------
Capital loss carryovers
Expiring in:1996........................................................................................   $266,310,966
            1997........................................................................................     92,974,800
            1998........................................................................................     74,910,973
            1999........................................................................................     67,082,683
            2002........................................................................................    111,364,839
            2003........................................................................................     57,944,614
                                                                                                             ---------
                                                                                                           $670,588,875
                                                                                                             =========
The U.S. Government Securities Fund had capital loss carryovers of $61,421,160 that expired on September 30, 1995 and were reclassified to paid-in-capital.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended September 30, 1995, were as follows:


                                                                       DynaTech                           U.S. Government
                                                           Growth Fund   Fund  Utilities Fund Income Fund Securities Fund
                                                            --------    -------   --------     ---------     ---------
Purchases................................................  $17,507,370$8,155,405$139,617,281$2,872,245,938 $ 595,385,703
                                                            ========    =======   ========     =========     =========
Sales....................................................  $ 8,076,218$5,480,743$576,984,012$2,578,164,309$1,676,774,964
                                                            ========    =======   ========     =========     =========


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month at an annualized rate of 5/8 of 1% of the first $100 million of net assets, 1/2 of 1% of net assets in excess of $100 million up to and including $250 million, 45/100 of 1% of net assets in excess of $250 million up to $10 billion, 44/100 of 1% of net assets in excess of $10 billion up to $12.5 billion, 42/100 of 1% of net assets in excess of $12.5 billion up to $15 billion, 40/100 of 1% of net assets in excess of $15 billion up to $17.5 billion, 38/100 of 1% of net assets in excess of $17.5 billion up to $20 billion, and 36/100 of 1% of net assets in excess of $20 billion. The terms of the management agreement provide that aggregate annual expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which each Fund's shares are registered. For the year ended September 30, 1995, the Funds' expenses did not exceed these limitations.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

In its capacity as underwriter for the shares of the Corporation, Franklin/Templeton Distributors, Inc., received commissions on sales of the Corporation's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the corporation, and as such are not expenses of the Funds. Franklin/Templeton Distributors, Inc., may also make payments, out of its own resources, to dealers for certain sales of Class I and Class II shares. Commissions received by Franklin/Templeton Distributors, Inc., and the amounts paid to other dealers for the year ended September 30, 1995, were as follows:

                                                                      DynaTech                            U.S. Government
                                                          Growth Fund   Fund   Utilities Fund Income Fund Securities Fund
                                                            -------    ------     --------     --------      ---------
Class I
Total commissions received ............................   $2,071,604  $231,256   $5,969,730  $36,544,067    $10,781,958
                                                             =======    ======     ========     ========      =========
Paid to other dealers..................................   $1,848,718  $205,678   $5,611,764  $34,482,998    $10,290,530
                                                             =======    ======     ========     ========      =========
Class II
Total commissions received ............................     $ 41,251        --     $ 78,161    $ 577,494      $ 120,972
                                                             =======    ======     ========     ========      =========
Paid to other dealers..................................     $ 81,448        --    $ 159,114  $ 1,303,186      $ 236,263
                                                             =======    ======     ========     ========      =========

Franklin/Templeton Distributors, Inc., also received contingent deferred sales charges relating to transactions in the Funds as follows:

                                                                      DynaTech                            U.S. Government
                                                          Growth Fund   Fund   Utilities Fund Income Fund Securities Fund
                                                             -------    ------     --------     --------      ---------
Class I ...............................................         $ 10        --           --           --          $ 892
                                                             =======    ======     ========     ========      =========
Class II ..............................................         $217        --         $280       $4,700         $1,297
                                                             =======    ======     ========     ========      =========

Under the terms of a shareholder service agreement with Franklin/Templeton Investor Services, Inc., the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the five Funds for the year ended September 30, 1995, aggregated $8,908,230 of which $7,958,010 was paid to Franklin/Templeton Investor Services, Inc.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, which was effective May 1, 1994, for Class I, and which became effective for Class II shares on May 1, 1995, Class I & II shares will reimburse Franklin/Templeton Distributors, Inc., in an amount up to a maximum of 0.15% and 0.65%, respectively, per annum, of the average daily net assets of each class of the Income, Utilities and U.S. Government Securities Funds and up to a maximum of 0.25% and 1.00%, respectively, per annum, of the average daily net assets of each class of the Growth Fund, for costs incurred in the promotion, offering and marketing of the Class I and II shares. Fees incurred by these Funds under the agreement aggregated $19,076,467 for the year ended September 30, 1995.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, the DynaTech Fund will reimburse Franklin/Templeton Distributors, Inc. in an amount up to 0.25% per annum of the Fund's average daily net assets for costs incurred in the promotion, offering and marketing of the Funds' shares. Fees incurred by the DynaTech Fund under the agreement aggregated $136,778 for the year ended September 30, 1995.

During the year ended September 30, 1995, legal fees of $74,623 were incurred to a law firm in which Brian E. Lorenz, Secretary of the Corporation, is a partner. Such fees were allocated to each fund as described in Note 1.

Certain officers and directors of the Corporation are also officers and/or directors of Franklin/Templeton Distributors, Inc., Franklin Advisers, Inc., and Franklin/Templeton Investor Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.


6. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Fund's restricted securities are currently valued as disclosed in Note 1.


6. RESTRICTED SECURITIES (cont.)

At September 30, 1995, the Income Fund held restricted securities with a value aggregating $41,088,720, representing 0.7% of the Fund's net assets. Such securities are:

   Face                                                                          Acquisition
  Amount     Security                                                               Date           Cost         Value
  -------    -----------------------------------------------                    ------------     --------     --------
$40,000,000  Boardwalk Casino, Inc., First Mortgage Bonds, 16.50%, 03/31/05        4/12/95      $37,356,145  $37,356,145

  Shares
  -------
 1,281,869   Boardwalk Casino, Inc., Warrants..............................        4/12/95       2,643,855    3,690,501
    59,258   Zale Corp., Ltd. Partnership..................................        7/30/93          42,074       42,074


7. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Funds value these securities as disclosed in Note 1. At September 30, 1995, the Utilities Fund and the Income Fund held 144A securities with a value aggregating $9,886,246 and $280,043,431 respectively, representing 0.4% and 4.7% of the respective Fund's net assets. See the accompanying statement of investments in securities and net assets for specific information of such securities.


8. LOANS OF PORTFOLIO SECURITIES

During the year ended September 30, 1995, the Utilities Fund loaned securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral received is invested by the Fund in short-term instruments, and any interest income in excess of a predetermined rebate to the brokers is kept by the fund as interest income. Interest income from this source amounted to $357,929 for the year ended September 30, 1995.


9. CREDIT RISK AND DEFAULTED SECURITIES

Although the Income Fund has a diversified portfolio, the Fund has 35.0% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 1995, the Fund held 3 defaulted securities issued by 3 separate companies with a value aggregating $38,955,000, representing 0.7% of the Fund's net assets. For information as to specific securities, see the accompanying statement of investments in securities and net assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

Although each of the Funds has a diversified investment portfolio, there are certain credit risks due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries, or sectors as follows:

     The Utilities Fund has investments in excess of 10% in the Utilities Industry.


10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by any of the Funds, are defined in the Investment Company Act of 1940 as affiliated companies. The Growth Fund had investments in such affiliated companies at September 30, 1995, with a value in the amount of $6,906.


11. ACQUISITION OF FRANKLIN HAMPTON UTILITIES TRUST

On August 5, 1994, the Franklin Utilities Fund acquired all of the net assets of Franklin Hampton Utilities Trust pursuant to a plan of reorganization approved by the shareholders of the Franklin Hampton Utilities Trust on August 5, 1994.

The acquisition was accomplished by a tax-free exchange of Franklin Utilities Fund shares for all the net assets of the Franklin Hampton Utilities Trust, which was accounted for as a pooling-of-interests without restatement for financial reporting purposes.


11. ACQUISITION OF FRANKLIN HAMPTON UTILITIES TRUST (cont.)

The selected financial information and shares outstanding for the funds, immediately before and after the acquisition were as follows:

                                                                                                            Unrealized
                                                 Net Asset                       Undistributed Accumulated Appreciation
                                                   Value    Shares     Exchange Net InvestmentNet Realized(Depreciation)
                                   Net Assets    Per ShareOutstanding    Ratio      Income     Gain (Loss)on Investments
                                    ---------      -----    -------     -------    ---------    --------     ---------
Franklin Hampton Utilities Trust   $ 12,798,053   $12.39   1,032,684   1.42284730      $--      $ 2,308     $3,694,964
Franklin Utilities Fund ........  2,746,347,100     8.71 315,260,781               22,351,674  (3,580,742)(112,655,303)
Combined........................  2,759,145,153     8.71 316,730,133               22,351,674  (3,578,434)(108,960,339)


12. SUBSEQUENT EVENTS

On September 18, 1995 and October 20, 1995, the Board of Directors declared distributions as follows:
                                                                                                              From
                                                                                                        Undistributed Net
Fund                                                                           Record Date Payment Date Investment Income
-----------------------------------------------------------------------------    -------     --------      -----------
U.S. Government Securities Fund - Class I....................................      9/29        10/13          $.041
U.S. Government Securities Fund - Class II...................................      9/29        10/13           .037
U.S. Government Securities Fund - Class I....................................     10/31        11/15           .041
U.S. Government Securities Fund - Class II...................................     10/31        11/15           .037
Income Fund - Class I........................................................      9/29        10/13           .015
Income Fund - Class II.......................................................      9/29        10/13           .014
Income Fund - Class I........................................................     10/31        11/15           .015
Income Fund - Class II.......................................................     10/31        11/15           .014


13. OTHER CONSIDERATIONS

Franklin Advisers, Inc., as the Fund's manager, may serve as a member of various formal or informal credit committees, representing credit interests in certain corporate restructuring negotiations. As a result of this involvement in these committees or as a result of its discussions with the issuer, Franklin Advisers, Inc. may be in possession of certain material non-public information. The fund's manager has not nor does it intend to sell any of its holdings in these securities while in possession of material non-public information in contravention of the Federal Securities laws. As of September 30, 1995, the manager and thus the fund may have been deemed to have material non-public information with respect to Bibb Co.


14. FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each year by Fund are as follows:

                            Per Share Operating Performance                                        Ratios/Supplemental Data+++
                -------------------------------------------------------                            ---------------------------
                           Net                          Distri-                                                    Ratio
                        Realized &             Distri-  butions           Net                                     of Net
       Net Asset  Net   Unrealized   Total     butions   from            Asset             Net Assets Ratio of  Investment
       Value at Invest-   Gain      From     From Net  Realized  Total   Value             at End     Expenses   Income to Portfolio
Year   Beginning ment   (Loss) on Investment Investment Capital Distri- at End    Total    of Year   to Average   Average  Turnover
Ended  of Year Income  Securities Operations   Income    Gains  butions of Year Return*** (in 000's) Net Assets Net Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund:**
Class I Shares:
1991   $10.69   $.325  $2.703     $3.028    $(.268)   $ --      $(.268)    $13.45   28.65%     $ 331,392    .70%      2.58%    7.98%
1992    13.45    .229    .524       .753     (.353)   (.150)     (.503)     13.70    5.73        532,971    .66       2.06      .81
1993    13.70    .232    .575       .807     (.189)   (.068)     (.257)     14.25    5.87        560,824    .64       1.64     1.70
1994    14.25    .190    .899      1.089     (.297)   (.082)     (.379)     14.96    7.63        516,620    .77       1.23     6.52
1995++  14.96    .170   4.427      4.597     (.135)   (.042)     (.177)     19.38   31.11        712,866    .90       1.08     1.39
Class II Shares:
1995+   16.88    .023   2.427      2.450       --      --         --        19.33   14.72          4,161   1.79++     0.37++   1.39
DynaTech Fund:**
Class I Shares:
1991     6.77    .126   1.952      2.078     (.168)    --        (.168)      8.68   31.21         48,867    .93       1.57     7.12
1992     8.68    .120    .522       .642     (.112)    --        (.112)      9.21    7.29         64,595    .81       1.42    10.70
1993     9.21    .102   1.207      1.309     (.117)   (.112)     (.229)     10.29   14.36         71,469    .81       1.03    26.56
1994    10.29    .070    .210       .280     (.124)   (.596)     (.720)      9.85    2.89         67,413   1.00        .69     9.73
1995     9.85    .118   2.991      3.109     (.049)   (.130)     (.179)     12.78   32.10         92,987   1.01       1.11     9.84

14. FINANCIAL HIGHLIGHTS (cont.)
                            Per Share Operating Performance                                        Ratios/Supplemental Data+++
                -------------------------------------------------------                            ---------------------------
                           Net                          Distri-                                                    Ratio
                        Realized &             Distri-  butions           Net                                     of Net
       Net Asset  Net   Unrealized   Total     butions   from            Asset             Net Assets Ratio of  Investment
       Value at Invest-   Gain      From     From Net  Realized  Total   Value             at End     Expenses   Income to Portfolio
Year   Beginning ment   (Loss) on Investment Investment Capital Distri- at End    Total    of Year   to Average   Average  Turnover
Ended  of Year Income  Securities Operations   Income    Gains  butions of Year Return*** (in 000's) Net Assets Net Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund:
Class I Shares:
1991   $ 7.48   $.535   $1.385     $1.920    $(.590)  $ --       $(.590)    $ 8.81   26.15%   $ 1,226,118    .59%      6.44%    .89%
1992     8.81    .530     .849      1.379     (.559)    --        (.559)      9.63   15.89      2,191,095    .57       5.90    1.39
1993     9.63    .534    1.161      1.695     (.545)    --        (.545)     10.78   17.83      3,626,774    .55       5.30    7.81
1994    10.78    .550   (2.436)    (1.886)    (.524)   (.040)     (.564)      8.33  (17.94)     2,572,508    .64       5.76    6.34
1995     8.33    .527    1.424      1.951     (.524)   (.007)     (.531)      9.75   24.19      2,765,976    .73       5.88    5.55
Class II Shares:
1995+    8.89    .228     .880      1.108     (.248)    --        (.248)      9.75   13.01          8,369   1.21++     5.15++  5.55
Income Fund:
Class I Shares:
1991     1.76    .190     .350       .540     (.220)    --        (.220)      2.08   32.60      1,673,187    .56      10.17   33.92
1992     2.08    .190     .194       .384     (.205)   (.009)     (.214)      2.25   18.80      2,483,501    .55       9.11   23.30
1993     2.25    .180     .227       .407     (.185)   (.012)     (.197)      2.46   18.76      3,935,444    .54       7.84   25.41
1994     2.46    .170    (.201)     (.031)    (.180)   (.029)     (.209)      2.22   (1.52)     4,891,505    .64       7.37   23.37
1995     2.22    .180     .108       .288     (.180)   (.028)     (.208)      2.30   14.00      5,885,788    .71       8.26   58.64
Class II Shares:
1995+    2.18    .079     .113       .192     (.072)    --        (.072)      2.30    8.96         65,822   1.23++     7.89++ 58.64
U.S. Government Securities Fund:*
Class I Shares:
1991     6.86    .653     .287       .940     (.660)    --        (.660)      7.14   13.97     12,426,910    .52       9.26   22.14
1992     7.14    .609     .106       .715     (.595)    --        (.595)      7.26   10.14     13,617,157    .53       8.46   38.75
1993     7.26    .557    (.056)      .501     (.561)    --        (.561)      7.20    6.86     14,268,516    .52       7.71   43.10
1994     7.20    .500    (.678)     (.178)    (.512)    --        (.512)      6.51   (2.75)    11,668,747    .55       7.37   18.28
1995     6.51    .497     .348       .845     (.485)    --        (.485)      6.87   13.56     11,101,605    .61       7.50    5.48
Class II Shares:
1995+    6.67    .206     .167       .373     (.193)    --        (.193)      6.85    5.66         11,695   1.18++     6.48++  5.48

+For the period May 1, 1995 (effective date) to September 30, 1995.

++Annualized.

+++Ratios for the year ended 1995, Class I and Class II, have been calculated using the daily average net assets during the period.

*Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.

**Data prior to 1992 has been adjusted to reflect a two-for-one stock split in the form of a 100% stock dividend to shareholders of record effective on the beginning of business on June 1, 1992.

***Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge or the deferred contingent sales charge. Prior to May 1, 1994, the total return for Class I shares also assumes reinvestment of dividends at offering price and capital gains, if any, at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, as disclosed in Note 5, the existing sales charge on reinvested dividends has been eliminated.

aPer share amounts have been calculated using the daily average shares outstanding during the period.

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of their ordinary income dividends paid by the Funds during the fiscal year ended September 30, 1995, as income qualifying for the dividends received deduction.

Growth Fund  99.88%    DynaTech Fund  41.32%    Utilities Fund  90.73%    Income Fund  27.99%



REPORT OF INDEPENDENT AUDITORS
Franklin Custodian Funds, Inc.



To the Shareholders and Board of Directors of Franklin Custodian Funds:

We have audited the accompanying statements of assets and liabilities of the five funds comprising the Franklin Custodian Funds, Inc. (the Corporation), including each Fund's statements of investments in securities and net assets, as of September 30, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the five funds comprising the Franklin Custodian Funds as of September 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                   COOPERS & LYBRAND L.L.P.

San Francisco, California
November 3, 1995


Franklin Custodian Funds, Inc.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's portfolio breakdown, as a percentage of the fund's total net assets.

Portfolio Breakdown on 9/30/95
Pharmaceuticals                              10.0%
Aerospace                                     8.2%
Biotechnology                                 2.2%
Business Services                             4.7%
Chemicals                                     4.3%
Communications & Entertainment                7.0%
Energy/Energy Services                        4.4%
Diversified Manufacturers                     3.1%
Telecommunications                            2.5%
Retailers                                     2.0%
Health Care -- Diversified                    9.9%
Environmental Protection & Purification       7.8%
Electronics & Electrical Equipment            6.7%
Data Processing                               9.5%
Transportation                                8.7%
Other Stocks                                  3.6%
Short-Term Obligations & Other net assets     5.4%

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Growth Fund to that of the S&P 500 Stock Index, based on a $10,000 investment from 10/1/85 to 9/30/95, for the Class I shares.

Period Ending Growth Fund             S&P 500


10/1/85        $  9,546               $ 10,000
12/31/85       $ 11,077               $ 11,720
3/31/86        $ 12,289               $ 13,373
6/30/86        $ 12,678               $ 14,160
9/30/86        $ 11,924               $ 13,172
12/31/86       $ 12,707               $ 13,905
3/31/87        $ 15,103               $ 16,874
6/30/87        $ 15,961               $ 17,721
9/30/87        $ 16,836               $ 18,891
12/31/87       $ 15,250               $ 14,635
3/31/88        $ 15,977               $ 15,468
6/30/88        $ 16,712               $ 16,498
9/30/88        $ 16,298               $ 16,554
12/31/88       $ 16,644               $ 17,065
3/31/89        $ 17,484               $ 18,275
6/30/89        $ 18,591               $ 19,889
9/30/89        $ 20,721               $ 22,019
12/31/89       $ 20,604               $ 22,473
3/31/90        $ 20,595               $ 21,796
6/30/90        $ 21,967               $ 23,167
9/30/90        $ 19,169               $ 19,984
12/31/90       $ 21,031               $ 21,775
3/31/91        $ 23,995               $ 24,938
6/30/91        $ 23,940               $ 24,881
9/30/91        $ 24,683               $ 26,212
12/31/91       $ 26,648               $ 28,409
3/31/92        $ 26,181               $ 27,690
6/30/92        $ 25,609               $ 28,216
9/30/92        $ 26,124               $ 29,105
12/31/92       $ 27,438               $ 30,569
3/31/93        $ 27,185               $ 31,905
6/30/93        $ 27,360               $ 32,061
9/30/93        $ 27,671               $ 32,888
12/31/93       $ 29,387               $ 33,651
3/31/94        $ 27,474               $ 32,376
6/30/94        $ 28,311               $ 32,512
9/30/94        $ 29,805               $ 34,102
12/31/94       $ 30,245               $ 34,095
3/31/95        $ 33,088               $ 37,416
6/30/95        $ 36,132               $ 40,989
9/30/95        $ 39,076               $ 44,248

GRAPHIC MATERIAL (3)

This chart shows in pie chart format the fund's portfolio breakdown, as a percentage of the fund's total net assets.

Portfolio Breakdown on 9/30/95
Semiconductors                                     13.8%
Telecommunications                                 14.1%
Environmental Services                              3.1%
Software                                            9.4%
Medical Services                                    4.1%
Computers                                           7.6%
Pharmeceuticals                                     4.8%
Networking                                          5.0%
Retail                                              3.6%
Precision Instruments                               3.5%
Data Services                                       1.5%
Other                                               4.8%
Short-Term Obligations & Other net assets          24.7%


GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin DynaTech Fund to that of the S&P 500 Stock Index and the Hambrecht & Quist Technology Index, based on a $10,000 investment from 10/1/85 to 9/30/95.

Period Ending     DynaTech Fund     S&P 500 Stock Ind.      H&Q Tech.

10/01/85      $      9,557            $10,000           $  10,000
12/31/85      $     10,875            $11,720           $  11,780
03/31/86      $     11,705            $13,373           $  12,590
06/30/86      $     11,983            $14,160           $  12,651
09/30/86      $      9,871            $13,172           $  11,638
12/31/86      $     10,252            $13,905           $  12,123
03/31/87      $     13,169            $16,874           $  16,651
06/30/87      $     13,522            $17,721           $  17,074
09/30/87      $     14,672            $18,891           $  18,955
12/31/87      $     11,657            $14,635           $  13,981
03/30/88      $     12,371            $15,468           $  13,843
06/30/88      $     13,434            $16,498           $  14,841
09/30/88      $     12,267            $16,554           $  13,161
12/31/88      $     12,413            $17,065           $  13,150
03/31/89      $     13,122            $18,275           $  13,252
06/30/89      $     14,559            $19,889           $  13,953
09/30/89      $     15,996            $22,019           $  14,660
12/31/89      $     16,106            $22,473           $  14,264
03/31/90      $     16,463            $21,796           $  14,724
06/30/90      $     18,557            $23,167           $  15,983
09/30/90      $     15,577            $19,984           $  11,562
12/31/90      $     16,618            $21,775           $  13,042
03/31/91      $     19,622            $24,938           $  16,924
06/30/91      $     19,433            $24,881           $  16,080
09/30/91      $     20,458            $26,212           $  16,760
12/31/91      $     22,510            $28,409           $  19,282
03/31/92      $     22,259            $27,690           $  19,922
06/30/92      $     21,782            $28,216           $  18,273
09/30/92      $     21,973            $29,105           $  19,051
12/31/92      $     23,455            $30,569           $  22,179
03/31/93      $     23,992            $31,905           $  21,856
06/30/93      $     24,359            $32,061           $  22,325
09/30/93      $     25,140            $32,888           $  22,723
12/31/93      $     25,197            $33,651           $  24,204
03/31/94      $     25,039            $32,376           $  24,425
06/30/94      $     24,067            $32,512           $  22,654
09/30/94      $     25,880            $34,102           $  25,846
12/31/94      $     26,510            $34,095           $  28,097
03/31/95      $     28,088            $37,416           $  31,272
06/30/95      $     32,448            $40,989           $  37,936
09/30/95      $     34,187            $44,248           $  43,201


GRAPHIC MATERIAL (5)

This chart shows in pie chart format the fund's portfolio breakdown, as a percentage of the fund's total net assets.

Portfolio Breakdown on 9/30/95
Common Stocks                                 80.8%
Corporate Bonds                                9.0%
Short-Term Obligations & Other Net Assets     10.2%

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin Utilities Fund to that of the S&P 500 Stock Index, based on a $10,000 investment between 10/1/85 and 9/30/95, for the Class I shares.

Period Ending   Franklin                S&P 500
                Utilities

10/1/85          $    9,571              $    10,000
12/31/85         $   10,698              $    11,720
3/31/86          $   12,154              $    13,373
6/30/86          $   12,641              $    14,160
9/30/86          $   13,057              $    13,172
12/31/86         $   13,240              $    13,905
3/31/87          $   13,575              $    16,874
6/30/87          $   13,266              $    17,721
9/30/87          $   13,165              $    18,891
12/31/87         $   12,513              $    14,635
3/31/88          $   12,994              $    15,468
6/30/88          $   13,634              $    16,498
9/30/88          $   13,738              $    16,554
12/31/88         $   13,969              $    17,065
3/31/89          $   13,922              $    18,275
6/30/89          $   15,349              $    19,889
9/30/89          $   16,081              $    22,019
12/31/89         $   17,578              $    22,473
3/31/90          $   16,716              $    21,796
6/30/90          $   16,891              $    23,167
9/30/90          $   15,977              $    19,984
12/31/90         $   17,646              $    21,775
3/31/91          $   18,383              $    24,938
6/30/91          $   18,329              $    24,881
9/30/91          $   20,213              $    26,212
12/31/91         $   21,912              $    28,409
3/31/92          $   20,885              $    27,690
6/30/92          $   22,235              $    28,216
9/30/92          $   23,482              $    29,105
12/31/92         $   23,903              $    30,569
3/31/93          $   25,855              $    31,905
6/30/93          $   26,458              $    32,061
9/30/93          $   27,729              $    32,888
12/31/93         $   26,657              $    33,651
3/31/94          $   24,004              $    32,376
6/30/94          $   22,242              $    32,512
9/30/94          $   22,779              $    34,102
12/31/94         $   23,541              $    34,095
3/31/95          $   24,543              $    37,416
6/30/95          $   26,522              $    40,989
9/30/95          $   28,290              $    44,248

GRAPHIC MATERIAL (7)

This chart shows in pie chart format the fund's portfolio breakdown, as a percentage of the fund's total net assets.

Portfolio Breakdown on 9/30/95

Corporate Bonds                          30.6%
Oil & Gas Stocks                          3.7%
Foreign Bonds                            12.3%
Consumer Goods Stocks                     1.7%
U.S. Treasury Bonds & Notes               3.1%
Pharmeceuticals Stocks                    4.0%
Gold Stocks                               4.3%
Utilities Stocks                         16.3%
Other                                     2.1%
Cash & Equivalents                       21.9%


GRAPHIC MATERIAL (8)

The following line graph compares the performance of the Franklin Income Fund to that of the S&P 500 Stock Index, the Lehman Brothers Govt./Corporate Bond Index, and the Lipper Income Funds Average, based on a $10,000 investment between 10/1/85 and 9/30/95, for the Class I shares.



Date            Income Fund     S&P 500   LB Gov't/Corp Lipper
                                                       Income Avg

10/1/85          $ 9,581        $10,000    $10,000       $10,000
12/31/85         $ 10,279       $11,720    $10,757       $11,111
3/31/86          $ 11,309       $13,373    $11,675       $12,287
6/30/86          $ 11,335       $14,160    $11,829       $12,648
9/30/86          $ 11,950       $13,172    $12,068       $12,563
12/31/86         $ 12,298       $13,905    $12,438       $13,040
3/31/87          $ 13,548       $16,874    $12,622       $14,067
6/30/87          $ 13,238       $17,721    $12,384       $13,994
9/30/87          $ 13,085       $18,891    $12,022       $14,030
12/31/87         $ 12,897       $14,635    $12,724       $13,147
3/31/88          $ 13,539       $15,468    $13,180       $13,855
6/30/88          $ 13,831       $16,498    $13,310       $14,205
9/30/88          $ 13,928       $16,554    $13,559       $14,428
12/31/88         $ 14,033       $17,065    $13,689       $14,600
3/31/89          $ 14,476       $18,275    $13,838       $15,086
6/30/89          $ 15,297       $19,889    $14,951       $15,917
9/30/89          $ 15,549       $22,019    $15,092       $16,553
12/31/89         $ 15,811       $22,473    $15,636       $16,778
3/31/90          $ 15,463       $21,796    $15,458       $16,509
6/30/90          $ 15,989       $23,167    $16,015       $17,008
9/30/90          $ 14,617       $19,984    $16,111       $16,086
12/31/90         $ 14,424       $21,775    $16,932       $16,800
3/31/91          $ 16,828       $24,938    $17,388       $18,257
6/30/91          $ 17,857       $24,881    $17,650       $18,582
9/30/91          $ 19,474       $26,212    $18,665       $19,860
12/31/91         $ 20,360       $28,409    $19,660       $20,954
3/31/92          $ 21,722       $27,690    $19,365       $21,175
6/30/92          $ 22,819       $28,216    $20,151       $21,801
9/30/92          $ 23,221       $29,105    $21,135       $22,595
12/31/92         $ 23,462       $30,569    $21,150       $23,033
3/31/93          $ 25,339       $31,905    $22,135       $24,212
6/30/93          $ 26,492       $32,061    $22,801       $24,755
9/30/93          $ 27,663       $32,888    $23,558       $25,557
12/31/93         $ 28,515       $33,651    $23,490       $25,823
3/31/94          $ 27,042       $32,376    $22,750       $25,030
6/30/94          $ 26,623       $32,512    $22,468       $24,920
9/30/94          $ 27,289       $34,102    $22,580       $25,428
12/31/94         $ 26,697       $34,095    $22,664       $25,080
3/31/95          $ 27,795       $37,416    $23,793       $26,477
6/30/95          $ 29,832       $40,989    $25,334       $28,068
9/30/95          $ 31,110       $44,248    $25,818       $29,390

GRAPHIC MATERIAL (9)

This bar chart shows the comparison between the fund's yield of 6.55%, the Average Ginnie Mae Fund yield of 6.04%, the One-Year CD yield of 5.30%, and the Average Money Market Fund yield of 5.08%.

GRAPHIC MATERIAL (10)

The following chart shows in data point format the comparison in terms of risk on a scale of 0 (lower) to 10 (higher) and return on a scale of 0% (lower) to 14%(higher)between the fund, the One-Year CD, the 10-Year Treasury, and the 30-Year Treasury between 10/90 and 9/95.

                     Risk      Return
ML10yr               6.72      9.92
ML30yr               9.31     12.25
USG                  3.32      8.44
CDs 1 Yr  $U          0.4      4.69




GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the the U.S. Government Securities Fund to that of the Lehman Brothers Intermediate U.S. Government Bond Index, and the Consumer Price Index, based on a $10,000 investment between 10/1/85 and 9/30/95, for the Class I shares.

Period                           LB IntGov          CPI
Ending



10/1/85     $10,000
10/1/85     $ 9,569               $  10,000          $   10,000
10/31/85    $ 9,747               $  10,148          $   10,037
11/30/85    $ 9,980               $  10,323          $   10,065
12/31/85    $10,121               $  10,570          $   10,093
1/31/86     $10,183               $  10,636          $   10,121
2/28/86     $10,340               $  10,888          $   10,093
3/31/86     $10,487               $  11,181          $   10,047
4/30/86     $10,536               $  11,255          $   10,029
5/31/86     $10,367               $  11,109          $   10,057
6/30/86     $10,482               $  11,378          $   10,112
7/31/86     $10,655               $  11,503          $   10,112
8/31/86     $10,815               $  11,771          $   10,130
9/30/86     $10,888               $  11,661          $   10,177
10/31/86    $10,992               $  11,808          $   10,186
11/30/86    $11,148               $  11,921          $   10,195
12/31/86    $11,208               $  11,952          $   10,204
1/31/87     $11,345               $  12,060          $   10,269
2/28/87     $11,452               $  12,120          $   10,306
3/31/87     $11,483               $  12,093          $   10,352
4/30/87     $11,171               $  11,879          $   10,408
5/31/87     $11,156               $  11,853          $   10,444
6/30/87     $11,347               $  11,993          $   10,481
7/31/87     $11,391               $  12,019          $   10,508
8/31/87     $11,404               $  11,988          $   10,564
9/30/87     $11,174               $  11,838          $   10,619
10/31/87    $11,416               $  12,191          $   10,646
11/30/87    $11,578               $  12,264          $   10,656
12/31/87    $11,692               $  12,383          $   10,656
1/31/88     $12,058               $  12,690          $   10,684
2/29/88     $12,157               $  12,825          $   10,711
3/31/88     $12,136               $  12,771          $   10,758
4/30/88     $12,133               $  12,749          $   10,813
5/31/88     $12,112               $  12,688          $   10,850
6/30/88     $12,371               $  12,895          $   10,897
7/31/88     $12,332               $  12,856          $   10,943
8/31/88     $12,328               $  12,873          $   10,989
9/30/88     $12,539               $  13,095          $   11,062
10/31/88    $12,753               $  13,276          $   11,099
11/30/88    $12,640               $  13,162          $   11,108
12/31/88    $12,563               $  13,175          $   11,126
1/31/89     $12,726               $  13,307          $   11,182
2/28/89     $12,704               $  13,248          $   11,228
3/31/89     $12,700               $  13,311          $   11,293
4/30/89     $12,924               $  13,580          $   11,367
5/31/89     $13,228               $  13,842          $   11,431
6/30/89     $13,553               $  14,195          $   11,459
7/31/89     $13,725               $  14,483          $   11,486
8/31/89     $13,662               $  14,287          $   11,505
9/30/89     $13,717               $  14,356          $   11,541
10/31/89    $13,933               $  14,657          $   11,597
11/30/89    $14,091               $  14,802          $   11,625
12/31/89    $14,209               $  14,845          $   11,643
1/31/90     $14,143               $  14,753          $   11,763
2/28/90     $14,222               $  14,808          $   11,818
3/31/90     $14,260               $  14,826          $   11,883
4/30/90     $14,234               $  14,777          $   11,902
5/31/90     $14,570               $  15,093          $   11,930
6/30/90     $14,733               $  15,292          $   11,994
7/31/90     $15,005               $  15,506          $   12,040
8/31/90     $14,974               $  15,450          $   12,151
9/30/90     $15,075               $  15,588          $   12,253
10/31/90    $15,243               $  15,805          $   12,326
11/30/90    $15,525               $  16,043          $   12,353
12/31/90    $15,740               $  16,265          $   12,353
1/31/91     $15,957               $  16,432          $   12,427
2/28/91     $16,039               $  16,532          $   12,446
3/31/91     $16,168               $  16,623          $   12,465
4/30/91     $16,317               $  16,795          $   12,483
5/31/91     $16,466               $  16,889          $   12,521
6/30/91     $16,547               $  16,902          $   12,557
7/31/91     $16,794               $  17,085          $   12,576
8/31/91     $16,995               $  17,409          $   12,613
9/30/91     $17,246               $  17,705          $   12,668
10/31/91    $17,475               $  17,907          $   12,687
11/30/91    $17,575               $  18,117          $   12,724
12/31/91    $17,898               $  18,557          $   12,733
1/31/92     $17,777               $  18,379          $   12,752
2/29/92     $17,904               $  18,436          $   12,798
3/31/92     $17,857               $  18,362          $   12,863
4/30/92     $17,986               $  18,527          $   12,881
5/31/92     $18,260               $  18,803          $   12,899
6/30/92     $18,484               $  19,074          $   12,945
7/31/92     $18,656               $  19,440          $   12,973
8/31/92     $18,909               $  19,638          $   13,009
9/30/92     $19,058               $  19,909          $   13,045
10/31/92    $18,918               $  19,671          $   13,091
11/30/92    $18,990               $  19,590          $   13,109
12/31/92    $19,222               $  19,843          $   13,100
1/31/93     $19,483               $  20,212          $   13,164
2/28/93     $19,692               $  20,509          $   13,210
3/31/93     $19,792               $  20,585          $   13,257
4/30/93     $19,894               $  20,745          $   13,294
5/31/93     $19,996               $  20,689          $   13,312
6/30/93     $20,210               $  20,989          $   13,331
7/31/93     $20,314               $  21,031          $   13,331
8/31/93     $20,418               $  21,345          $   13,368
9/30/93     $20,430               $  21,432          $   13,396
10/31/93    $20,470               $  21,484          $   13,451
11/30/93    $20,395               $  21,378          $   13,461
12/31/93    $20,551               $  21,466          $   13,461
1/31/94     $20,738               $  21,678          $   13,497
2/28/94     $20,545               $  21,381          $   13,543
3/31/94     $19,968               $  21,069          $   13,589
4/30/94     $19,833               $  20,932          $   13,608
5/31/94     $19,846               $  20,947          $   13,618
6/30/94     $19,755               $  20,951          $   13,664
7/31/94     $20,117               $  21,226          $   13,701
8/31/94     $20,178               $  21,287          $   13,756
9/30/94     $19,903               $  21,110          $   13,793
10/31/94    $19,841               $  21,115          $   13,802
11/30/94    $19,811               $  21,022          $   13,820
12/31/94    $19,998               $  21,091          $   13,820
1/31/95     $20,405               $  21,435          $   13,876
2/28/95     $20,910               $  21,849          $   13,931
3/31/95     $21,005               $  21,969          $   13,977
4/30/95     $21,292               $  22,224          $   14,023
5/31/95     $22,001               $  22,850          $   14,051
6/30/95     $22,133               $  22,997          $   14,079
7/31/95     $22,169               $  23,008          $   14,079
8/31/95     $22,401               $  23,197          $   14,116
9/30/95     $22,602               $  23,352          $   14,144
CUM. TR     126.02%              133.52%            41.44%